SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     X

Filed by a Party other than the Registrant  o

Check the appropriate box:

X          Preliminary Proxy Statement
o          Confidential,  for Use of the  Commission  Only (as permitted by Rule
           14a-6(e)(2))
o          Definitive Proxy Statement
o          Definitive Additional Materials
o          Soliciting  Material  Pursuant  to Section  240.14a-11(c)  or Section
           240.14a-12

                          Neuberger Berman Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X          No fee required.

o Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1)   Title of each class of securities to which transaction applies:

           (2)   Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)   Proposed maximum aggregate value of transaction:

           (5)   Total fee paid:


o          Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)       Amount Previously Paid:
           (2)       Form, Schedule or Registration Statement No.:
           (3)       Filing Party:
           (4)       Date Filed:

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES


      (INCLUDING, WHERE APPLICABLE, THE CENTURY, FOCUS, GENESIS, GUARDIAN, INTERNATIONAL,MANHATTAN, MILLENNIUM, PARTNERS, REGENCY, SOCIALLY RESPONSIVE AND
                               TECHNOLOGY SERIES)
                                 (EACH A "FUND")


                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST


  (INCLUDING, WHERE APPLICABLE, THE CASH RESERVES, GOVERNMENT MONEY FUND, HIGH YIELD BOND FUND, MUNICIPAL MONEY FUND AND MUNICIPAL SECURITIES TRUST AND THE
              INSTITUTIONAL CASH AND LIMITED MATURITY BOND SERIES)
                                 (EACH A "FUND")


                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000

                            ------------------------

WHO IS ASKING FOR YOUR VOTE?


The Board of Trustees of your fund.


WHERE WILL THE MEETING BE HELD?

The meeting will be held at the offices of Neuberger Berman, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on October 31, 2000 at 10:30 a.m. Eastern time.

WHAT PROPOSALS APPLY TO EACH FUND?

The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:




-------------------------------------------------------------------------------
Name of Fund                    Proposals
-------------------------------------------------------------------------------

NB Cash Reserves                1.  To elect Trustees
                                2.  To approve a change in the fundamental
                                    investment limitation on diversification
                                3.  To ratify the selection of independent
                                    auditor/accountants
                                6.  To   approve   a  on   the   fundamental
                                    restriction on industry concentration


-------------------------------------------------------------------------------

NB Century Fund                 1.  To elect Trustees
NB Focus Fund                   2.  To approve a change in the fundamental
NB Genesis Fund                     investment limitation on diversification
NB Guardian Fund                3.  Ratifying selection of independent
NB High Yield Bond Fund             auditor/accountants
NB International Fund
NB Limited Maturity Bond Fund
NB Manhattan Fund
NB Millennium Fund
NB Municipal Money Fund
NB Municipal Securities Trust
NB Partners Fund
NB Regency Fund
NB Socially Responsive Fund
NB Technology Fund

-------------------------------------------------------------------------------
NB Government Money Fund        1.  To elect Trustees
                                2.  To approve a change in the fundamental
                                    investment limitation on diversification
                                3.  To ratify the selection of independent
                                    auditor/accountants
                                7.  To modify the fund's fundamental
                                    restrictions on:
                                    A.  Investing in government securities
                                    B.  Repurchase Agreements
                                    C.  Borrowing policy to permit purchase of
                                        reverse repurchase agreements
                                    D.  To permit securities lending

-------------------------------------------------------------------------------
NB Century Trust                1.  To elect Trustees
NB Focus Trust                  2.  To approve a change in the fundamental
NB International Trust              investment limitation
NB Institutional Cash Trust     3.  To ratify the selection of independent
NB Limited Maturity Bond Trust      auditor/accountants
NB Manhattan Trust              4.  To Approve an Agreement and Plan of
                                    Reorganization

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Fund                    Proposals
-------------------------------------------------------------------------------
NB Millennium Trust             1.  To elect Trustees
NB Regency Trust                2.  To approve a change in the fundamental
                                    investment limitation on diversification
NB Socially Responsive Trust    3.  To ratify the selection of independent
                                    auditor/accountants
NB Technology Trust
                                4.  To Approve an Agreement and Plan of
                                    Reorganization

-------------------------------------------------------------------------------
NB Genesis Trust                1.  To elect Trustees
NB Guardian Trust               2.  To change the fundamental investment
                                    limitation on diversification
NB Partners Fund                3.  To ratify the selection of independent
                                    auditor/accountants
                                4.  To approve an Agreement and Plan of
                                    Reorganization
                                5.  To approve a plan of distribution and
                                    shareholder services

--------------------------------------------------------------------------------
NB Focus Assets                 1.  To elect of Trustees
NB Genesis Assets               2.  To approve a change in the fundamental
NB Guardian Assets                  investment limitation on diversification
NB Manhattan Assets             3.  To ratify the selection of independent
NB Millennium Assets                auditor/accountants
NB Partners Assets              4.  To approve an Agreement and Plan of
NB Socially Responsive Assets       Reorganization

--------------------------------------------------------------------------------


 EACH PROPOSAL IS DISCUSSED IN GREATER DETAIL IN THE ATTACHED PROXY STATEMENT.

WHO IS ELIGIBLE TO VOTE?

You are entitled to vote at the meeting and any adjournment if you owned shares of one or more funds at the close of business on AUGUST 15, 2000.
                                                 ---------------

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?

There are a number of ways to vote your shares:

     o BY MAIL: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. PLEASE NOTE THAT IF YOU SIGN AND DATE THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE.

     o BY PHONE: You may vote by telephone by calling the number on your proxy card.

     o VIA THE INTERNET: You may vote through the Internet by visiting the website on your proxy card.

     o IN PERSON: If you plan to attend the meeting, you may vote in person. (PLEASE NOTE, THAT IF YOU VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR PROXY IS AUTOMATICALLY REVOKED.) IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE FUNDS AT (800) 877-9700.

     If you own shares of more than one fund, you must submit a separate proxy card for each fund in which you own shares. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

     Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the funds may be voted only in person or by written proxy.

                                    By order of the Board of Trustees,

                                    /S/ Claudia A. Brandon
                                    ------------------------------------
                                    Claudia A. Brandon
                                    Secretary
                                    Neuberger Berman Equity Funds
                                    Neuberger Berman Equity Trust
                                    Neuberger Berman Equity Assets
                                    Neuberger Berman Equity Series
                                    Neuberger Berman Income Funds
                                    Neuberger Berman Income Trust




August 15, 2000

New York, New York

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES

                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST

                           605 Third Avenue, 2nd Floor

                          New York, New York 10158-0180

                                  800-877-9700

                     COMBINED PROXY STATEMENT AND PROSPECTUS

     This Combined Proxy Statement and Prospectus, which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and one or more Proxy Cards, is for the special meeting of shareholders of the Neuberger Berman Equity group of funds (Neuberger Berman Equity Funds, Equity Trust, Equity Assets, and Equity Series) and the Neuberger Berman Income group of funds (Neuberger Berman Income Funds and Income Trust), to be held on October 31, 2000, and any adjournment thereof ("Meeting").

     This Combined Proxy Statement and Prospectus contains information about several proposals that relate to the Neuberger Berman funds. Some proposals relate to some of the funds but not others, so depending on which funds you own, you may not be asked to vote on all of the proposals.

PROPOSAL 1 (APPLIES TO ALL SHAREHOLDERS OF ALL THE FUNDS): To elect Trustees to serve on the Board of Trustees until their successors are duly elected and qualified.

PROPOSAL 2 (APPLIES TO ALL SHAREHOLDERS OF ALL THE FUNDS): To approve a change in a fundamental investment limitation.

PROPOSAL 3 (APPLIES TO ALL SHAREHOLDER OF ALL THE FUNDS): To ratify the selection of independent auditors or accountants for each fund.


PROPOSAL 4 (APPLIES TO SHAREHOLDERS OF: NB CENTURY TRUST
                                        NB FOCUS TRUST AND NB FOCUS ASSETS
                                        NB GENESIS TRUST, NB GENESIS ASSETS AND
                                        NB GENESIS INSTITUTIONAL
                                        NB GUARDIAN TRUST AND NB GUARDIAN ASSETS
                                        NB INSTITUTIONAL CASH TRUST
                                        NB INTERNATIONAL TRUST
                                        NB LIMITED MATURITY BOND TRUST
                                        NB MANHATTAN TRUST AND NB MANHATTAN
                                         ASSETS

                                        NB MILLENNIUM TRUST AND NB MILLENNIUM
                                         ASSETS
                                        NB PARTNERS TRUST AND NB PARTNERS ASSETS
                                        NB REGENCY TRUST
                                        NB SOCIALLY RESPONSIVE TRUST AND NB
                                         SOCIALLY RESPONSIVE ASSETS
                                        NB TECHNOLOGY TRUST):

To approve an Agreement and Plan of Reorganization ("Reorganization Plan") providing for the reorganization of each fund from the current two-level master-feeder structure to a single-level multi-class structure.

PROPOSAL 5 (APPLIES TO SHAREHOLDERS OF NB GENESIS TRUST, NB GUARDIAN TRUST AND NB PARTNERS TRUST): To approve a distribution and shareholder services plan to authorize each fund to spend annually 0.10% of average daily net assets to obtain distribution and/or shareholder services.

PROPOSAL 6 (APPLIES TO SHAREHOLDERS OF NB CASH RESERVES): To approve a change to the fund's fundamental restriction on industry concentration to permit concentration in the financial services group of industries.

PROPOSAL 7 (APPLIES TO SHAREHOLDERS OF NB GOVERNMENT MONEY FUND): To approve a change in the fund's fundamental policies to (A) permit the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (B) permit the fund to invest in repurchase agreements in an effort to earn more income; (C) modify the fund's borrowing policy to permit the fund to use reverse repurchase agreements; and
(D) modify the fund's lending policy to permit the fund to loan portfolio securities.

     THE REORGANIZATION. The proposed Reorganization would not alter your current investment program. It would simply change the operational structure of the Neuberger Berman funds, so that they may benefit from certain efficiencies and cost savings. The funds would be changing to a structure that is more common in the mutual fund industry.

     Like your current fund, the new single-level fund is an open-end, management investment company comprised of a group of diversified series. These series have investment programs that are identical to the similarly named series of your current fund. Unlike your current fund, however, each series of the new fund has classes of shares. After the Reorganization, you will hold shares of the class that corresponds to your current fund.

      If you are a shareholder of Neuberger Berman Equity Trust, Equity Series or Equity Assets, then after the Reorganization, you will hold class shares of a corresponding series of NEUBERGER BERMAN EQUITY FUNDS. For example, if you currently hold shares of Guardian Trust, after the Reorganization you will hold Trust Class shares of the Guardian series of Neuberger Berman Equity Funds.

     Likewise, if you are a shareholder of Neuberger Berman Income Trust, then after the Reorganization, you will hold Trust class shares of a corresponding series of NEUBERGER BERMAN INCOME FUNDS.


     If you approve the Agreement and Plan of Reorganization ("Reorganization Plan") your fund would become part of a new single-level fund that invests its assets directly in the securities markets. The new fund would have classes of shares that would correspond to the current feeder funds. The investment program, management arrangements, and operations of the new single-level fund would be identical to those of your present fund, and your rights as a shareholder would remain essentially unchanged.


     The Board of Trustees of each fund that proposes to participate in the Reorganization and Neuberger Berman Management Inc. ("NBMI"), the funds' investment manager, administrator and distributor, believe that the
Reorganization:





     o may produce in certain administrative efficiencies and cost savings for the funds,


     o may enhance its ability to market and sell shares of the funds by utilizing the more common multi-class structure


      This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the funds should know before voting on the proposed Reorganization and other actions. It should be read and retained for future reference. The current prospectuses of Neuberger Berman Equity Funds, dated December 1, 1999, and Neuberger Berman Income Funds, dated March 1, 2000, are incorporated by reference into (and legally a part of) Proposal 4 of this Combined Proxy Statement and Prospectus. If you are being asked to vote on Proposal 4, copies of the prospectuses are enclosed for your reference. (Shareholders of Equity Funds and Income Funds are not receiving prospectuses because you are not voting on Proposal 4 and because you have already received one or both as current shareholders. You may request another prospectus by contacting the funds at the address or telephone number below.)


      Additional information about Neuberger Berman Equity Funds and Income Funds appears in the funds' Statements of Additional Information dated December 1, 1999, which are also incorporated by reference into this Combined Proxy Statement and Prospectus. The Statements of Additional Information are available without charge by writing the Neuberger Berman Funds at 605 Third Avenue, 2nd Floor New York, New York 10158-0180, or calling at 800-877-9700.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               VOTING INFORMATION


     The Boards of Trustees of Neuberger Berman Equity Funds, Equity Trust, Equity Assets and Equity Series, and the Boards of Trustees of Neuberger Berman Income Funds and Income Trust (each a "Trust" and collectively, the "Trusts") are asking you to sign the enclosed proxy card(s) for use at a Special Meeting of Shareholders of the funds listed on the front cover, to be held on October 31, 2000 at 10:30 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and at any adjournments thereof (the "Meeting"). This combined Proxy Statement and Prospectus is first being mailed on or about August 15, 2000.


     One-third of each fund's shares outstanding and entitled to vote on August 15, 2000 ("Record Date"), represented in person or by proxy, make up a quorum and must be present for the transaction of business at the Meeting with respect to that fund. Shares of all funds that make up a single Trust will vote together for the election of Trustees (Proposal 1), and the presence of one-third of an entire Trust constitutes a quorum for purposes of that proposal. Each fund's shareholders will vote separately on each other Proposal with respect to that fund; if you are a shareholder of more than one fund, you will be voting on each such Proposal separately with respect to each fund in which you hold shares.

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares voting at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on any one or more of the Proposals in this Combined Proxy Statement and Prospectus prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.


     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR each Proposal described in the accompanying Notice of Special Meeting of Shareholders and FOR the election of each candidate nominated by the Board to serve as a Trustee. Proxies that reflect "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted for purposes of determining a quorum and will have no effect on the outcome of the Proposals. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposals. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the fund for which instructions are received.

     Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the relevant Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of NBMI, affiliates of NBMI or other representatives of the Funds. NBMI serves as principal underwriter and administrator of the Funds. NBMI and its affiliates will not receive any compensation from the Fund for proxy solicitation activities. Proxy solicitations may also be made by our proxy solicitor. If votes are recorded by telephone, our proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the funds. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET WITH RESPECT TO EACH PROPOSAL, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUSTS MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

     For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $6,079, $311,209, $133,512, $520,036, $32,724, $154,645,
$46,082, $427,048, $1,856, $19,737, and $1,884 for Neuberger Berman Century,
Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive and Technology Funds, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $457, $70,711, $180,355, $290,874, $1,006, $25,895, $3,653, $174,892, $6,186, $7,406, and $446
for Neuberger Berman Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive and Technology Trust, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $2,397, $33,200, $9,642, $1,426, $48, $19,000, and $77 for
Neuberger Berman Focus, Genesis, Guardian, Manhattan, Millennium, Partners and Socially Responsive Assets, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $0 for Neuberger Berman Genesis Institutional.

     For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $69,269, $21,233, $790, $10,913, $17,147, and $1,704 for
Neuberger Berman Cash Reserves, Government Money Fund, High Yield Bond Fund, Limited Maturity Bond Fund, Municipal Money Fund and Municipal Securities Trust, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $20,563 and $ 9,967 for Neuberger Berman Limited Maturity Bond and Institutional Cash Trust, respectively.


     The funds are separate series of their respective Trusts. For example, each Equity fund is a series of either NB Equity Funds, NB Equity Trust, NB Equity Assets or NB Equity Series. Each Equity fund (except for Neuberger Berman International Fund and International Trust) invests all of its net investable assets in a corresponding master fund, which is a series of Equity Managers Trust, a New York common law trust registered as an open-end management investment company. Neuberger Berman International Fund and International Trust invest in a corresponding master fund, a series of Global Managers Trust, a New York common law trust registered as an open-end management investment company.

     Similarly, each Income Fund is a series of either NB Income Funds or NB Income Trust. Each Income fund invests all of its net investable assets in a corresponding master fund, which is a series of Income Managers Trust, a New York common law trust registered as an open-end management investment company. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to each series of Equity Managers Trust, Global Managers Trust and Income Managers Trust. Each Managers Trust series invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding funds.


     As of May 31, 2000, the following numbers of shares were outstanding with respect to each fund:

                     NEUBERGER BERMAN EQUITY GROUP OF FUNDS



-------------------------------------------------------------------------------------------------
    SERIES       NB EQUITY FUNDS     NB EQUITY TRUST      NB EQUITY ASSETS     NB EQUITY SERIES
-------------------------------------------------------------------------------------------------
Century              3,078,480            162,298                 N/A                 N/A
-------------------------------------------------------------------------------------------------
Focus               38,666,424          8,898,394                 339,934            N/A
-------------------------------------------------------------------------------------------------
Genesis             41,626,081          27,946,499              6,215,023         9,139,474
-------------------------------------------------------------------------------------------------
Guardian           140,791,769          72,377,898              1,789,995            N/A
-------------------------------------------------------------------------------------------------
International       9,280,619            211,885                 N/A                 N/A
-------------------------------------------------------------------------------------------------
Manhattan           53,475,158          5,058,044                 201,709            N/A
-------------------------------------------------------------------------------------------------
Millennium          8,703,527            509,827                   16,783            N/A
-------------------------------------------------------------------------------------------------
Partners            91,997,828          35,278,693              3,384,097            N/A
-------------------------------------------------------------------------------------------------
Regency              819,438            1,900,095                N/A                 N/A
-------------------------------------------------------------------------------------------------
Socially            5,176,666           1,967,394                  22,359            N/A
Responsive
-------------------------------------------------------------------------------------------------
Technology          1,246,774            200,033                 N/A                 N/A
-------------------------------------------------------------------------------------------------

                               NEUBERGER BERMAN INCOME GROUP OF FUNDS


---------------------------------------------------------------------------------------
             SERIES                     NB INCOME FUNDS           NB INCOME TRUST
---------------------------------------------------------------------------------------
Cash Reserves                          1,211,106,231                   N/A
---------------------------------------------------------------------------------------
Government Money                          379,346,979                   N/A
---------------------------------------------------------------------------------------
High Yield Bond                             1,844,121                   N/A
---------------------------------------------------------------------------------------
Institutional Cash                            N/A                   74,600,995
---------------------------------------------------------------------------------------
Limited Maturity Bond                      20,161,604                3,804,748
---------------------------------------------------------------------------------------
Municipal Money                           299,551,941                   N/A
---------------------------------------------------------------------------------------
Municipal Securities Trust                  2,770,095                   N/A
---------------------------------------------------------------------------------------



In addition, to the Trust's knowledge, as of May 31, 2000, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners.


------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Century Trust               Neuberger & Berman                                    92.42%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 983031311/7
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       6.33%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
NB Focus Trust                 Smith Barney Inc.                                     22.44%
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339
                               A/C # 140360494/7
------------------------------------------------------------------------------------------------

                                               - 12 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               EMJAYCO                                               11.47%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI  53217
                               A/C # 140296928
------------------------------------------------------------------------------------------------
                               American Express Trust Co.                            11.81%
                               Benefit of American Express
                               Trust Retirement Services Plans
                               Attn:  Pat Brown
                               50534 AXP Financial Center
                               Minneapolis, MN  55474
                               A/C # 140216267-1
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       6.87%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
                               Boston Safe Deposit & Trust Co. TTEE                   8.81%
                               TWA Inc Pilots Directed Acct. Plan &
                               401K Plan for Pilots of TWA Inc.
                               Attn:  Lisa Bove
                               135 Santilli Highway #26-0320
                               Everett, MA  02149-1906
                               A/C # 140221394-4
------------------------------------------------------------------------------------------------
                               AETNA Life Insurance & Annuity Co.                     7.57%
                               ACES-Separate Account F
                               Attn: Valuation Unit TS31
                               151 Farmington Avenue
                               Hartford, CT  06156-0001
                               A/C # 140188621-7
------------------------------------------------------------------------------------------------
NB Genesis Trust               Fidelity Investments Inst. OPS Co. as                 19.64%
                               Agent for Certain EE Benefit PL
                               100 Magellan Way
                               Mailzone KWIC
                               Covington, KY  41015
                               A/C  # 140216026-2
------------------------------------------------------------------------------------------------
                               Smith Barney
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339
------------------------------------------------------------------------------------------------

                                               - 13 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                      14.53%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 14011799-0
------------------------------------------------------------------------------------------------
                               Nationwide Life Insurance Co.                          6.55%
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------
NB Guardian Trust              The Manufacturers Life Insurance Co.                  26.21%
                               USA
                               Attn:  Rosie Chuck Pension Acctg.
                               200 Floor Street E NT3
                               Toronto ON N4W1E5
                               Canada
                               A/C # 140317724-1
------------------------------------------------------------------------------------------------
                               Fidelity Investments Inst. OPS Co. as                 14.51%
                               Agent for Certain EE Benefit PL
                               100  Magellan Way
                               Mailzone KWIC Covington, KY  41015
                               A/C  # 140216026-2
------------------------------------------------------------------------------------------------
                               Nationwide Life Insurance Co.                          9.25%
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029
                               A/C # 140216217-6
------------------------------------------------------------------------------------------------
                               Variable Annuity Life Insurance                        5.50%
                               Company (VALIC)
                               2929 Allen Parkway L7-01
                               Houston, TX  77019-2197
                               A/C # 140317787-2
------------------------------------------------------------------------------------------------
                               Connecticut General Life Insurance                     5.38%
                               Company
                               350 Church Street
                               PO Box 2975 M-1-10
                               Hartford, CT  06104-2975
                               A/C # 140317726-7
------------------------------------------------------------------------------------------------

                                               - 14 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       4.94%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
NB International Trust         Chase Manhattan Bank TTEE                             23.31%
                               Various Retirement Plans
                               Under PPI Retirement Programs
                               Professional Pensions Inc.
                               444 Foxon Road
                               East Haven, CT  06513-2019
                               A/C # 140215987-5
------------------------------------------------------------------------------------------------
                               Fleet Trust Corporation                               19.08%
                               FBO Third Party M P Alliances
                               Attn:  David Nabb
                               PO Box 2197
                               Boston, MA  02106-2197
                               A/C # 140224012-4
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                      17.71%
                               For the Exclusive Benefit of Our
                               Customers
                               200 Liberty Street
                               1 World Financial Center
                               Attn:  Mutual Funds Dept - 5th Floor
                               New York, NY  10281-1003
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
                               Neuberger Berman Trust                                 9.87%
                               T/F Lillian  Vernon Corp*
                               401K Profit Sharing Plan
                               1 Theall RDL
                               Rye, NY 10580-1404
                               A/C # 140318915-8
------------------------------------------------------------------------------------------------
                               Smith Barney Inc                                      22.97%
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339
                               A/C # 140360494-7
------------------------------------------------------------------------------------------------
NB Manhattan Trust             The Northern Trust Co TTEE                            49.03%
                               Pro Case Corporation 22-75833
                               Attn:  Ken King
                               Chicago, IL  60675-2956
                               A/C # 140214077-4
------------------------------------------------------------------------------------------------



                                               - 15 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               MAC & Co A/C 195-643                                  13.91%
                               AEOF1956432
                               P.O. Box 3198
                               Mutual Funds Operations
                               Pittsburgh, PA  15230-3198
                               A/C # 140162422-0
------------------------------------------------------------------------------------------------
                               Fleet National Bank                                    9.49%
                               Aetna/Fleet  Directed Trustee
                               U/A Dtd 4/22/96
                               151 Farmington  Avenue,   Suite  T531
                               Hartford,   CT 06156-0001
                               A/C # 140319049-3
------------------------------------------------------------------------------------------------
                               Fidelity Investments Inst Ops                          6.18%
                               CO as Agency for Certain EE Benefit
                               PL
                               Mailzone KWIC
                               Covington, KY  41015
                               A/C # 140216026-2
------------------------------------------------------------------------------------------------
NB Millennium Trust            National Financial Serv Corp                          86.68%
                               For the Exclusive Benefit of Our
                               Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette Securities                6.88%
                               Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               P.O. Box 2052
                               Jersey City, NY  07303-2052
                               A/C # 140219348-8
------------------------------------------------------------------------------------------------
NB Partners Trust              Nationwide Life Insurance                             20.06%
                               QPVA
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029
                               A/C # 140216217-6
------------------------------------------------------------------------------------------------
                               Connecticut General Life Insurance                    11.27%
                               Company
                               350 Church Street
                               P.O. Box 2975 N-110
                               Hartford, CT  06104-2975
                               A/C # 140317726-7
------------------------------------------------------------------------------------------------

                                               - 16 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               PRC Inc                                               10.43%
                               c/o T. Rowe Price Financial
                               Attn:  Asset Room
                               P.O. Box 17215
                               Baltimore, MD  21297-1215
                               A/C # 140215856-2
------------------------------------------------------------------------------------------------
                               National Financial Serv Corp for the                   8.17%
                               Exclusive Benefit of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
                               Fidelity Investments Instit Oper Co as                 7.58%
                               Agent for Certain Benefit Pln
                               100 Magellan Way
                               Mailzone KWIC Covington, KY  41015-1999
                               A/C # 140216026-2
------------------------------------------------------------------------------------------------
                               Northern Trust Co TTEE                                 6.12%
                               FBO:  Phycor Savings Plan DV
                               P.O. Box 92956
                               Chicago, IL  60675-2956
                               A/C # 1403777065-5
------------------------------------------------------------------------------------------------
NB Regency Trust               Boston Safe Deposit & Trust Co TTEE                   97.77%
                               TWA Inc Pilots Directed Acct Plan
                               & 401K Plan for Pilots of TWA Inc
                               Attn: Lisa Bove
                               135 Santilli Hwy  #026-0320
                               Everett, MA  02149-1906
                               A/C # 140221394-4
------------------------------------------------------------------------------------------------
NB Socially Responsive Trust   ICMA Retirement Trust                                 60.32%
                               777 N Capitol Street NE
                               Washington, DC  20002-4239
                               A/C # 140317410-5
------------------------------------------------------------------------------------------------
                               Delaware Charter Guarantee & Trust                     6.74%
                               Cust FBO Principal Mutual Life Ins
                               CD DTD 1/1/96
                               PO Box 8706
                               Wilmington, DE  19899-8706
                               A/C # 140317436-7
------------------------------------------------------------------------------------------------

                                               - 17 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank TTEE                              6.88%
                               Avon Products Inc
                               Svngs & Stock Ownership 12/28/84
                               1345 Avenue of the Americas
                               New York, NY  10105-0302
                               A/C # 141016331-6
------------------------------------------------------------------------------------------------
                               National Financial Serv Corp                           5.22%
                               For The Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
                               The Union Central Life Ins Co                          5.15%
                               401K Group SEP Acct
                               1876 Waycross RD
                               PO Box 40888
                               Cincinnati, OH  45240-0888
                               A/C # 141011568-1
------------------------------------------------------------------------------------------------
NB Technology Trust            Neuberger & Berman                                      99%
                               55 Water Street, 27th Floor
                               Attn: Ron Staib, OPS Control
                               New York, NY 10041-0001
                               A/C# 983000019
------------------------------------------------------------------------------------------------
NB Focus Assets                FTC & CO                                              21.71%
                               Attn:  Datalynx (House Account)
                               PO Box 173736
                               Denver, CO  80217-3736
                               A/C # 141011560-7
------------------------------------------------------------------------------------------------
                               Smith Barney Corp Trust Co TTEE                       20.27%
                               Smith Barney 401K
                               Advisor Group Trust
                               Two Tower Center
                               PO Box 1063
                               E  Brunswick, NJ  08816-1063
                               A/C # 142010744-3
------------------------------------------------------------------------------------------------
                               First Union Nat'l Bank TTEE                           19.81%
                               FBO FUNB  Reinvestment  Account
                               A/C #  1080824434
                               1525 W Wt Harris Blvd NC-1151
                               Charlotte,  NC 28262-1063
                               A/C # 994000003-5
------------------------------------------------------------------------------------------------

                                               - 18 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Morris & Co                                           17.53%
                               c/o First Source Bank
                               Attn:  Trust Operations
                               PO Box 1602
                               South Bend, IN  46634-1602
                               A/C # 140318696-0
------------------------------------------------------------------------------------------------
                               Key Trust Co NA                                       11.65%
                               FBO Prism
                               4900 Tiedeman RD
                               Brooklyn, OH  44144-2338
                               A/C # 140317435-4
------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette                           6.02%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052
                               A/C # 142011195-0
------------------------------------------------------------------------------------------------
NB Genesis Assets              Donaldson, Lufkin & Jenrette                          40.06%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052
                               A/C # 142011195-0
------------------------------------------------------------------------------------------------
                               Key Trust Co.                                         29.22%
                               FBO Prism
                               4900 Tiedeman RD
                               Brooklyn, OH  44144-2302
                               A/C # 140317435-4
------------------------------------------------------------------------------------------------
NB Guardian Assets             Travelers Insurance Company #4                        97.07%
                               Attn:  Bob Iagrossi 5MS
                               Shareholder Accounting
                               One Tower Square
                               Hartford, CT  06183-0002
                               A/C # 140296923-0
------------------------------------------------------------------------------------------------
NB Manhattan Assets            BHC Securities                                        76.94%
                               Trade House Account
                               Attn:  Mutual Fund Dept.
                               1 Commerce Square
                               2005 Market Street
                               Philadelphia, PA  19103-7042
                               A/C # 142011785-7
------------------------------------------------------------------------------------------------

                                               - 19 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               BSC as Agent for                                       7.02%
                               FBO BBH-SD
                               1375 Peachtree Street NE STE 300
                               Atlanta, GA  30309-3112
                               A/C # 141016563-1
------------------------------------------------------------------------------------------------
                               Neuberger Berman                                       5.71%
                               Management Inc.*
                               605 Third Avenue 2nd Floor
                               New York, NY  10158-0180
                               A/C # 140289664-0
------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette                           5.90%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052
                               A/C # 142011195-0
------------------------------------------------------------------------------------------------
NB Millennium Assets           Charles Schwab & Co. Inc.                             91.11%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C #  142011784-4
------------------------------------------------------------------------------------------------
NB Socially                    Neuberger Berman                                      44.72%
Responsive Assets              Management Inc.*
                               Attn:  Nick Altomare
                               605 Third Avenue 37th Floor
                               New York, NY  10158-0180
                               A/C # 105785000-8
------------------------------------------------------------------------------------------------
                               First Union Nat'l Bank Cust                           13.91%
                               Various Retirement Plan
                               A/C #  1080826922
                               1525 W Wt Harris Blvd  NC-1151
                               Charlotte, NC 28262-8522
                               A/C # 100000000-9
------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                    14.54%
                               Operations Co Inc. (FIIOC) As Agent
                               For Peet's Tea Coffee Inc. Savings
                               Retirement Plan #09771
                               100 Magellan Way
                               Covington, KY  41015-1999
                               A/C # 141017216-1
------------------------------------------------------------------------------------------------


                                               - 20 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                              8.77%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 142011784-4
------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                     8.57%
                               Operations Co Inc. (FIIOC) As Agent
                               For Inforonics Retirement 401K Plan  09897
                               100 Magellan Way (KWIC)
                               Covington,  KY 41015-1999
                               A/C # 141016349-7
------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                     8.02%
                               Operations Co Inc. (FIIOC) As Agent
                                For Citizens Enterprises Corp.
                               401K Plan
                               100 Magellan Way (KWIC)
                               Covington,  KY 41015-1999
                               A/C # 140379131-3
------------------------------------------------------------------------------------------------
NB Century Fund                Neuberger & Berman                                    17.52%
                               55 Water Street 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 983031311-7
------------------------------------------------------------------------------------------------
NB Focus Fund                  Charles Schwab & Co. Inc.                              9.64%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
NB Genesis Fund                Charles Schwab & Co. Inc.                             25.56%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
                               Union Central Life                                     5.50%
                               Insurance Co
                               Attn: Mutual Funds Dept Station 3
                               PO Box 40888
                               Cincinnati, OH  45210-0888
                               A/C # 140041406-2
------------------------------------------------------------------------------------------------


                                               - 21 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Guardian Fund               Charles Schwab & Co. Inc.                             19.77%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
NB International Fund          Neuberger & Berman                                    11.77%
                               55 Water Street 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 140221735-1
------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                              9.31%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
                               Neuberger & Berman Trust Co.*                          5.88%
                               Neuberger & Berman Employees
                               Profit Sharing Plan UTD 5/20/71
                               Attn:  Al Boccardo
                               605 Third Avenue, 36th Floor
                               New York, NY  10158-0180
                               A/C # 140247272-7
------------------------------------------------------------------------------------------------
NB Manhattan Fund              Charles Schwab & Co Inc.                               6.13%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
NB Regency Fund                Neuberger & Berman                                    26.75%
                               Attn: Ron Staib, OPS Control
                               55 Water Street, Floor 27
                               New York, NY  10041-0001
                               A/C # 983031113-5
------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                             26.52%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
NB Partners Fund               Charles Schwab & Co. Inc.                             14.00%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------


                                               - 22 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Socially Responsive Fund    Charles Schwab & Co. Inc.                             23.21%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122
                               A/C # 140187165-7
------------------------------------------------------------------------------------------------
NB Technology Fund             Neuberger Berman, LLC*                                  7%
                               001-17000-10
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001
                               A/C# 325000008
------------------------------------------------------------------------------------------------
                               Neuberger Berman, LLC*                                  7%
                               020-02900-13
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001
                               A/C# 325000034
------------------------------------------------------------------------------------------------
                               Neuberger Berman, LLC*                                  6%
                               020-12002-19
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001
                               A/C# 325000019
------------------------------------------------------------------------------------------------
NB Genesis Institutional       Wilmington Trust Co.                                  59.71%
                               FBO PricewaterhouseCoopers LLP
                               Emp Partners Psugs A/C 500854
                               c/o Mutual Funds
                               P.O. Box 8971
                               Wilmington, DE 19899-8971
                               A/C#140379014
------------------------------------------------------------------------------------------------
                               Wilmington Trust Co.                                  29.95%
                               FBO PricewaterhouseCoopers LLP
                               Emp  Partners  P/S A/C  500824 U/A  03-01-00  c/o
                               Mutual  Funds  P.O.  Box  8971   Wilmington,   DE
                               19899-8971 A/C#140379010
------------------------------------------------------------------------------------------------
                               Wilmington Trust Co.                                  10.33%
                               FBO PricewaterhouseCoopers LLP
                               Emp Ret Ben Accum A/C  5007974
                               U/A  03-01-00  c/o
                               Mutual Funds
                               P.O. Box 8971
                               Wilmington, DE 19899-8971
                               A/C#140379012
------------------------------------------------------------------------------------------------

                                               - 23 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Gary N. Skoloff*                                      11.49%
                               Saul A. Wolfe
                               Skoloff & Wolfe Target
                               Benefit Trust DTD 11-1-95
                               293 Eisenhower Parkway
                               Livingston,  NJ 07039-1711
                               A/C # 140216230-9
------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank TTEE                              7.96%
                               Various Retirement Plans Under PPI
                               Retirement Programs
                               Professional Pensions, Inc.
                               444 Foxon Road
                               East Haven, CT 06513-2019
                               A/C # 140215987-5
------------------------------------------------------------------------------------------------
                               National Financial Service Corp. for the               6.92%
                               Exclusive Benefit of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908
                               A/C # 140117994-0
------------------------------------------------------------------------------------------------
NB Cash Reserves               Neuberger & Berman                                    78.74%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 982009417-4
------------------------------------------------------------------------------------------------
NB Government                  Neuberger & Berman                                    81.70%
Money Fund                     55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 982009417-4
------------------------------------------------------------------------------------------------
NB High Yield Fund             Neuberger & Berman                                    30.20%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001
                               A/C # 98302231-2
------------------------------------------------------------------------------------------------
NB Limited Maturity            Neuberger & Berman Trust Co.                           6.45%
Bond Fund                      Neuberger & Berman Employees
                               Profit Sharing Plan UTD 5/20/71*
                               Attn:  Al Boccardo
                               605 Third Avenue, 36th Floor
                               New York, NY  10158-0180
                               A/C # 140247272-7
------------------------------------------------------------------------------------------------

                                               - 24 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OWNER                            PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Neuberger & Berman LLC                                 5.08%
                               Bodman Foundation
                               John N. Irwin III Pres & Treas
                               C/O Institutional Equity Dept
                               605 Third Ave 22 Floor
                               New York, NY  10158-2299
                               A/C # 143030908-2
------------------------------------------------------------------------------------------------
NB Limited Maturity            Charles Schwab & Co. Inc.                             23.58%
Bond Fund                      Attn:  Mutual Funds
                               125 Broad Street, FL 15
                               New York, NY  10004-2400
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029
                               A/C # 136753000-5
------------------------------------------------------------------------------------------------
                               Neuberger & Berman Trust Co.*                          5.61%
                               Neuberger & Berman Employees
                               Profit Sharing Plan UTD 05/20/71
                               Attn:  Al Boccardo
                               605 Third Ave, 36th Floor
                               New York, NY  10158-0180
                               A/C # 140247272-7
------------------------------------------------------------------------------------------------
NB Municipal                   Charles Schwab & Co. Inc.                             25.18%
Securities Trust               Attn:  Mutual Funds
                               101 Montgomery Street

                               San Francisco, CA  94104-4122
                               A/C # 140187165-9
------------------------------------------------------------------------------------------------


     At May 31, 2000, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the shares of each fund. Certain Trustees and officers of the Trusts are employees and shareholders of NBMI, which will benefit if the Proposal 5, related to the Distribution and Shareholder Services Plan, is approved.

     COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE NEUBERGER BERMAN EQUITY GROUP OF FUNDS (NEUBERGER BERMAN EQUITY FUNDS, EQUITY TRUST, EQUITY ASSETS OR EQUITY SERIES) MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1999, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 29, 2000, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

     SHAREHOLDERS OF THE NEUBERGER BERMAN INCOME GROUP OF FUNDS (NEUBERGER BERMAN INCOME FUNDS OR INCOME TRUST) MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2000, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

                        GENERAL OVERVIEW OF THE PROPOSALS

     The following is a brief overview regarding the matters being presented for your approval at the Meeting:

     PROPOSAL 1 (SHAREHOLDERS OF ALL FUNDS): To elect a Board of Trustees. The Neuberger Berman funds are composed of three fund groups - the equity funds, the income funds, and the insurance funds. Currently, each fund group has its own Board of Trustees, with very limited overlap in membership. The Boards, including all of the independent Trustees, and management believe that considerable efficiencies can be realized by having the same individuals serve on each of the Boards.


     PROPOSAL 2 (SHAREHOLDERS OF ALL FUNDS): To change the fundamental limitation requiring diversification of investments among different issuers so as to allow the funds to invest to a greater extent in securities issued by other investment companies. This change is intended primarily to allow the funds to take full advantage of investments allowed under the law while remaining diversified funds. The change will allow the funds to invest excess cash in a money market fund managed by NBMI. The Board believes that such combined management would result in greater efficiency, which could produce greater return to investors.


     PROPOSAL 3 (SHAREHOLDERS OF ALL FUNDS): To ratify the selection of the funds' independent auditors or accountants.


     PROPOSAL 4 (SHAREHOLDERS OF EQUITY TRUSTS, EQUITY ASSETS, EQUITY SERIES AND INCOME TRUSTS): To convert each fund from the current two-level master-feeder structure to a single-level multi-class structure. The investment programs of the funds and the rights of shareholders would be unaffected by this change, except in certain minor respects explained below.


     PROPOSAL 5 (SHAREHOLDERS OF GENESIS TRUST, GUARDIAN TRUST, AND PARTNERS TRUST): To approve a distribution and shareholder services plan whereby each of those funds would be authorized to spend up to 0.10% (one-tenth of one percent) of its average net assets each year to obtain distribution and/or shareholder services. Currently, all expenses of share distribution are paid by NBMI. If the Proposal is approved, the Distribution and Shareholder Services Plan would increase the annual expenses indirectly borne by the shareholders of each Fund by 0.10% of average daily net assets.

     PROPOSAL 6 (SHAREHOLDERS OF CASH RESERVES ONLY): To change Cash Reserves' fundamental restriction on industry concentration to permit concentration in the financial services group of industries.

     PROPOSAL 7 (SHAREHOLDERS OF GOVERNMENT MONEY FUND ONLY): To change Government Money Fund's fundamental policies to:

     o permit the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

     o permit the fund to invest in repurchase agreements in an effort to earn more income;

     o modify the fund's borrowing policy to permit the fund to use reverse repurchase agreements;

     o modify the fund's lending policy to permit the fund to lend portfolio securities.

     PROPOSAL 8 (SHAREHOLDERS OF ALL FUNDS): To vote on such other matters as may properly come before the Meeting. The funds are not currently aware of any such matters.

                  PROPOSAL 1. ELECTION OF TRUSTEES (ALL FUNDS)

     The Boards of Trustees of the funds propose that shareholders elect the individuals named in the table below as members of one Board of Trustees that would serve all of the funds. With this proposal, the separate Boards of the three different fund groups that make up the Neuberger Berman family of mutual funds - the equity funds group, the income funds group, and the insurance funds group - intend to consolidate, so the same individuals would serve on the Boards of all three groups of funds.

     Currently, each of these different groups has its own Board of Trustees (several trustees serve on the boards of more than one group). For seven years, the multiple boards have had separate meetings, but often have reviewed the same or substantially the same policy issues, contractual arrangements and other matters for their respective fund groups. The trustees of each of these Boards have agreed that both the funds and NBMI would enjoy substantial efficiencies if the same individuals served as Trustees of all of the funds in the Neuberger Berman fund family.

     This consolidation was initially proposed by NBMI at a time when several of the Boards were contemplating shareholder meetings to fill Board vacancies created by retirements. The proposal was taken up by the independent trustees of each fund group (i.e., those who do not fall within the definition of "interested person" in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")) and discussed at several meetings over a period of months. The Boards explored the potential benefits and drawbacks of the proposal, as well as various alternatives. They noted that consolidating the three boards would reduce the duplication of board materials and reports, which are comprehensive and often lengthy, and would avoid the need for repeated presentations by the same personnel at the different meetings.

     The Independent Trustees also considered that all Boards in the Neuberger Berman fund family were actively seeking additional members, or soon would be, and that consolidation of the Boards would produce a pool of candidates already familiar with (1) the Neuberger Berman fund family, its manager, underwriter, administrator, and methods of operation, (2) the mutual fund business and the comprehensive regulatory regime under which it operates, as well as (3) the special responsibilities that the law assigns to mutual fund trustees. Therefore, each fund will be able to preserve the continuity of its current Board's leadership while benefiting from the added knowledge and experience of the other Neuberger Berman fund trustees. They considered the potential cost savings, the ability of the Boards to act faster and in a more coordinated fashion, and whether the benefits to NBMI would benefit the shareholders. They also considered the potential size of the combined Board, noting that it would be larger than the boards of most other mutual funds. They considered the effect that consolidation might have on the Board's working style and the working relationships among the members of each board, and the potential effect of attrition over the next several years.

     The matter was then taken up by the Nominating Committee of each Board, which is also composed entirely of Independent Trustees. The Nominating Committee considered the qualifications and backgrounds of the candidates, and the expressed desire of certain members of the various Boards to retire.

     Unless you give instructions on the enclosed proxy card to withhold your vote for any candidate, your shares will be voted "FOR" the election of each of the listed nominees. If any or all of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted "FOR" such other nominee or nominees as the Nominating Committee may recommend. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until his or her successor is elected and qualified, or until he or she sooner retires, resigns, dies, or is removed from office as provided in each fund's Trust Instrument.

     If each of the nominees is elected, they will constitute the entire Board of Trustees of each Trust. At May 31, 2000, the trustees and officers of each fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of each series of each fund.


      The following table lists the candidates. Unless otherwise indicated, each candidate has engaged in the principal occupation listed for at least the last five years, although not necessarily in the same capacity. As indicated, each of the nominees (except Mr. Seip) currently serves as a Trustee of one or more funds; of the candidates, all except Ms. Harvey, Mr. Cannon, Mr. Kassen, Mr. Seip and Mr. Sundman were elected by shareholders in 1993 or 1994.





                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------


John Cannon (70)                 TRUSTEE OF INCOME FUNDS, INCOME TRUST, AND
CDC Capital Management           INCOME MANAGERS TRUST (SINCE 1994).  Chairman
450 Sentry Parkway, Suite 105    and Chief Investment Officer of CDC Capital
P.O. Box 1212                    Management (registered investment adviser)
Blue Bell, PA 19422              (1993-present).

Faith Colish (64)                TRUSTEE OF EQUITY FUNDS,  EQUITY TRUST,
63 Wall Street                   EQUITY ASSETS, AND EQUITY MANAGERS TRUST
24th Floor                       (SINCE 1993); EQUITY SERIES (SINCE 1998); AND
New York, NY 10005               NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                 (SINCE 1984).
                                 Attorney at Law, Faith Colish, A Professional
                                 Corporation.

                                 TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGEMENT
Walter G. Ehlers (67)            TRUST (SINCE 1989).  Consultant, Director of
6806 Suffolk Place               the Turner Corporation, A.B. Chance Company and
Harvey Cedars, NJ 08008          Crescent Jewelry, Inc.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

C. Anne Harvey (62)              TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGEMENT
2555 Pennsylvania Avenue, N.W.   TRUST (SINCE 1998).  Director of American
Washington, D.C. 20037           Association of Retired Persons ("AARP") Program
                                 Services and  Administrator of AARP Foundation;
                                 The National Rehabilitation Hospital's Board of
                                 Advisors;    Individual    Investors   Advisory
                                 Committee to the New York Stock  Exchange Board
                                 of Directors;  Steering  Committee for the U.S.
                                 Securities  and  Exchange  Commission  Facts on
                                 Saving and  Investing  Campaign;  and  American
                                 Savings   Education   Council's   Policy  Board
                                 (ASEC).

Barry Hirsch (67)                TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
Loews Corporation                INCOME MANAGERS TRUST (SINCE 1993).  Senior
667 Madison Avenue               Vice President, Secretary, and General Counsel
7th Floor                        of Loews Corporation (diversified financial
New York, NY 10021               corporation).

Michael M. Kassen* (47)          PRESIDENT AND TRUSTEE OF EQUITY FUNDS, EQUITY
                                 TRUST, EQUITY ASSETS, EQUITY SERIES AND EQUITY
                                 MANAGERS TRUST; PRESIDENT OF GLOBAL MANAGERS
                                 TRUST (SINCE 1999).   Executive Vice President,
                                 Chief Investment Officer of Neuberger Berman
                                 LLC; Chairman and Director of NBMI; Executive
                                 Vice President, Chief Investment Officer and
                                 Director of Neuberger Berman Inc.

Robert A. Kavesh (72)            TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
110 Bleecker Street              INCOME MANAGERS TRUST (SINCE 1993).  Professor
Apt. 24B                         of Finance and Economics at Stern School of
New York, NY 10012               Business, New York University.

Howard A. Mileaf (63)            TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
WHX Corporation                  ASSETS, AND EQUITY MANAGERS TRUST (SINCE 1993);
110 East 59th Street             EQUITY SERIES (SINCE 1998); GLOBAL MANAGERS
30th Floor                       TRUST (SINCE 1994); AND NEUBERGER BERMAN
New York, NY 10022               ADVISERS MANAGEMENT TRUST (SINCE 1999).  Vice
                                 President   and   Special    Counsel   to   WHX
                                 Corporation   (holding   company)  since  1992;
                                 Director of Kevlin Corporation (manufacturer of microwave and other products).

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Edward I. O'Brien* (71)          TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
12 Woods Lane                    ASSETS, AND EQUITY MANAGERS TRUST (SINCE 1993);
Scarsdale, NY 10183              AND EQUITY SERIES (SINCE 1998).   Private
                                 Investment   Management;   President   of   the
                                 Securities    Industry    Association   ("SIA")
                                 (securities   industry's    representative   in
                                 government relations and regulatory matters at the federal and state levels) from 1974 to 1992; Adviser to SIA from November 1992 to
                                 November 1993; Director of Legg Mason, Inc.

John T. Patterson, Jr. (72)      TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
7082 Siena Court                 ASSETS AND, EQUITY MANAGERS TRUST (SINCE 1993);
Boca Raton, FL 33433             GLOBAL MANGERS TRUST (SINCE 1994); AND EQUITY
                                 SERIES (SINCE 1998).   Retired.  Formerly,
                                 President of SOBRO (South Bronx Overall
                                 Economic Development Corporation).

John P. Rosenthal (67)           TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
Burnham Securities Inc.          ASSETS AND EQUITY MANGERS TRUST (SINCE 1993);
Burnham Asset Management Corp.   AND GLOBAL MANAGERS TRUST (SINCE 1994).  Senior
1325 Avenue of the Americas      Vice President of Burnham Securities Inc. (a
26th Floor                       registered broker-dealer) since 1991.
New York, NY 10019

William E. Rulon (67)            TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
2980 Bayside Walk                INCOME MANAGERS TRUST (SINCE 1993).  Retired.
San Diego, CA 92109              Senior Vice President of Foodmaker, Inc.
                                 (operator and franchiser of restaurants) until January 1997; Secretary of Foodmaker, Inc.
                                 until July 1996.

Cornelius T. Ryan (68)           TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
Oxford Bioscience                ASSETS AND EQUITY MANAGERS TRUST (SINCE 1993);
Partners                         AND EQUITY SERIES (SINCE 1998).    General
315 Post Road West               Partner of Oxford Partners and Oxford
Westport, CT 06880               Bioscience Partners (venture capital
                                 partnerships)  and President of Oxford  Venture
                                 Corporation;    Director   of   Capital    Cash
                                 Management  Trust (money market fund) and Prime
                                 Cash Fund.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Tom Decker Seip (50)             NOMINEE.  General Partner of Seip Investments
30 Ridge Lane                    LP (a private investment partnership); Member
Orinda, CA 94563                 of the Board of Directors of Offroad Capital
                                 Inc.  and  E-Finance  Corporation   (pre-public
                                 internet   commerce   companies);   Trustee  of
                                 Hambrecht  and Quist Fund Trust;  Member of the
                                 Board  of  Directors  of   AmericaOne;   Senior
                                 executive  at the  Charles  Schwab  Corporation
                                 from 1983 to 1999;  including  Chief  Executive
                                 Officer    of   Charles    Schwab    Investment
                                 Management, Inc. and Trustee of Schwab Family of Funds and Schwab Investments from 1997 to 1998; Executive Vice President-Retail Brokerage for Charles Schwab Investment Management from
                                 1994 to 1997.

Gustave H. Shubert (71)          TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
13838 Sunset Boulevard           ASSETS AND EQUITY MANAGERS TRUST (SINCE 1993);
Pacific Palisades, CA 90272      AND EQUITY SERIES (SINCE 1998).    Senior
                                 Fellow/Corporate  Advisor and Advisory  Trustee
                                 of Rand (a non-profit  public interest research
                                 institution) since 1989; Honorary Member of the
                                 Board of Overseers of the  Institute  for Civil
                                 Justice,  the Policy Advisory  Committee of the
                                 Clinical  Scholars Program at the University of
                                 California,  the American  Association  for the
                                 Advancement of Science,  the Counsel on Foreign
                                 Relations,  and  the  Institute  for  Strategic
                                 Studies   (London);   advisor  to  the  Program
                                 Evaluation and Methodology Division of the U.S.
                                 General Accounting Office; formerly Senior Vice
                                 President and Trustee of Rand.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Candace L. Straight (52)         TRUSTEE OF INCOME FUNDS, INCOME TRUST, INCOME
518 E. Passaic Avenue            MANAGERS TRUST (SINCE 1993); AND NEUBERGER
Bloomfield, NJ 07003             BERMAN ADVISERS MANAGEMENT TRUST (SINCE 1999).
                                    Private investor and consultant specializing
                                 in the insurance industry; Advisory Director of
                                 Securities   Capital  LLC   (a  global  private
                                 equity  investment  firm  dedicated  to  making
                                 investments in the insurance sector); Principal
                                 of  Head  &  Company,  LLC  (limited  liability
                                 company   providing   investment   banking  and
                                 consulting services to the insurance industry) until March 1996; Director of Drake Holdings
                                 (U.K. motor insurer) until June 1996.

Peter E. Sundman* (41)           CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER,
                                 AND TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
                                 EQUITY ASSETS, EQUITY SERIES, EQUITY MANAGERS
                                 TRUST AND GLOBAL MANAGERS TRUST; PRESIDENT AND
                                 CHIEF EXECUTIVE OFFICER OF INCOME FUNDS, INCOME
                                 TRUST AND INCOME MANAGERS TRUST; PRESIDENT AND
                                 PRINCIPAL EXECUTIVE OFFICER OF ADVISERS
                                 MANAGERS TRUST (SINCE 1999).   Executive Vice
                                 President and Principal of Neuberger Berman,
                                 LLC from 1997 to 1999; President and Director
                                 of NBMI; Executive Vice President and Director
                                 of Neuberger Berman Inc.
Peter P. Trapp (55)              TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGERS
Ford Motor Credit Company        TRUST (SINCE 1989).  Regional Manager for
1455 Lincoln Parkway             Atlanta Region, Ford Motor Credit Company since
Atlanta, GA 30346-2209           August, 1997; prior thereto, President, Ford
                                 Life Insurance Company, April 1995 until August
                                 1997.


(1) UNLESS OTHERWISE INDICATED, THE BUSINESS ADDRESS OF EACH LISTED PERSON IS 605 THIRD AVENUE, NEW YORK, NEW YORK 10158.

(2) EXCEPT AS OTHERWISE INDICATED, EACH INDIVIDUAL HAS HELD THE POSITIONS SHOWN FOR AT LEAST THE LAST FIVE YEARS.

* INDICATES A TRUSTEE WHO IS AN "INTERESTED PERSON" OF EACH TRUST WITHIN THE MEANING OF THE 1940 ACT. MESSRS. KASSEN AND SUNDMAN ARE INTERESTED PERSONS BY VIRTUE OF THE FACT THAT THEY ARE OFFICERS AND/OR DIRECTORS OF NB MANAGEMENT AND EXECUTIVE VICE PRESIDENTS OF NEUBERGER BERMAN. MR. O'BRIEN IS AN INTERESTED PERSON BY VIRTUE OF THE FACT THAT HE IS A DIRECTOR OF LEGG MASON, INC., A WHOLLY OWNED SUBSIDIARY OF WHICH, FROM TIME TO TIME, SERVES AS A BROKER OR DEALER TO THE PORTFOLIOS AND OTHER FUNDS FOR WHICH NB MANAGEMENT SERVES AS INVESTMENT MANAGER.


     The current Boards of Trustees of the funds are responsible for general oversight of the funds' business and operations. The 1940 Act and SEC rules assign to the Boards or to the Independent Trustees responsibility to consider and decide certain issues, including some in which the funds' interests may not be the same as those of management. The Boards of the funds in the Neuberger Berman family follow certain policies and practices intended to enhance the independence and effectiveness of the Independent Trustees. These include separate meetings of the Independent Trustees with counsel of their own choosing; a Nominating Committee composed entirely of Independent Trustees, which is responsible for identifying, screening, and naming candidates for the Board and Board committees and administering the Board's retirement policy; an Audit Committee composed entirely of Independent Trustees, which operates under a written charter and meets with each fund's independent auditors or accountants outside the presence of management; and a policy that compensation for serving as Independent Trustee must be set by the Independent Trustees. The Boards of Trustees of Equity Funds, Equity Trust, and Equity Assets each met 6 times and Equity Series met 4 times during the fiscal year ended August 31, 1999. The Boards of Trustees of Income Funds and Income Trust each met 4 times during the fiscal year ended October 31, 1999. All of the Trustees of each fund attended 75% or more of the board meetings during each fund's last fiscal year.


     The following Trustees currently serve on the Audit Committee of the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets and Equity Series:
Howard A. Mileaf (Chairman), Cornelius T. Ryan, and Gustave H. Shubert. The following Trustees currently serve on the Audit Committee of the Boards of Trustees of Income Funds and Income Trust: William E. Rulon (Chairman), John Cannon and Barry Hirsch. The principal duties of the Audit Committees are: (a) to review the financial and accounting policies of the funds, including internal accounting control procedures, and to review reports prepared by the funds' independent auditors and accountants, including reports on the funds' financial statements; (b) to evaluate the independence of the independent auditors or accountants and to recommend whether to retain such independent auditors or accountants for the next fiscal year; (c) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee of Equity Funds, Equity Trust, Equity Assets and Equity Series met one time during the fiscal year ended August 31, 1999. Each member of the Audit Committee attended that meeting. The Audit Committee of Income Funds and Income Trust met one time during the fiscal year ended October 31, 1999. Each member of the Audit Committee attended that meeting.


     The following Trustees currently serve on the Nominating Committee of the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets and Equity
Series: Cornelius T. Ryan (Chairman), John T. Patterson, Jr., and John P. Rosenthal. The following Trustees currently serve on the Nominating Committee of the Boards of Trustees of Income Funds and Income Trust: Candace L. Straight

(Chair) and Barry Hirsch. The Nominating Committees search for and interview trustee candidates for recommendation to the Boards. The Nominating Committee will consider nominees for trustee positions that are recommended by shareholders. Resumes and supporting information should be sent to the attention of Claudia Brandon, Secretary to the funds, in care of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, NY 10158-3698. The Nominating Committee of Equity Funds, Equity Trust, Equity Assets and Equity Series met one time during the fiscal year ended August 31, 1999. Each member of the Nominating Committee attended that meeting. The Nominating Committee of Income Funds and Income Trust met one time during the fiscal year ended October 31, 1999. Each member of the Nominating Committee attended that meeting. Each Independent Trustee employed by NBMI or Neuberger Berman receives $32,000 annually and up to $3,750 for each Board meeting and $750 for each separate meeting of a Board committee. The preceding amounts and those in the following tables represent historical compensation. The Independent Trustees are considering whether an increase in the amount of compensation, and a change in the method of calculation, would be appropriate in light of the reorganization of the boards and the funds. They have retained an independent consultant to advise them. Trustees of the Trust who are employed by NBMI or Neuberger Berman receive no compensation from the Trust. Trustees are reimbursed for any expenses incurred in attending meetings. The retirement policy with respect to the Equity Trustees is determined on a case-by-case basis. Each Income Trustee will be subject to retirement at the end of the year in which he or she becomes 75 years old. The following table sets forth information concerning the compensation of the Trustees of the funds. None of the Neuberger Berman Funds has any retirement plan for its trustees.



                                                COMPENSATION TABLE
                                         FISCAL YEAR ENDED AUGUST 31, 1999
                                      NEUBERGER BERMAN EQUITY GROUP OF FUNDS

                        Aggregate        Aggregate        Aggregate       Aggregate      Total Compensation from
                      Compensation     Compensation     Compensation     Compensation    Investment Companies in
NAME AND POSITION    from Neuberger   from Neuberger   from Neuberger   from Neuberger   the Neuberger Berman Fund
-----------------        Berman           Berman           Berman           Berman      COMPLEX PAID TO TRUSTEES**
                      EQUITY FUNDS     EQUITY ASSETS    EQUITY SERIES    EQUITY TRUST   --------------------------
                      ------------     -------------    -------------    ------------

Faith Colish             $18,571           $276              $31            $6,354               $83,500
Trustee

Stanley Egener*            $0               $0               $0               $0                   $0
Chairman of the
Board, Chief
Executive Officer,
and Trustee

Howard A. Mileaf         $19,402           $283              $31            $6,641               $56,250
Trustee
Edward I. O'Brien        $20,038           $296              $31            $6,868               $53,750
Trustee

John T. Patterson,       $20,310           $301              $31            $6,966               $58,500
Jr. Trustee

John P. Rosenthal        $19,398           $286              $31            $6,643               $56,250
Trustee

Cornelius T. Ryan        $16,740           $255              $31            $5,707               $44,750
Trustee

Gustave H. Shubert       $19,220           $281              $31            $6,576               $51,500
Trustee


                                                      - 35 -

                        Aggregate        Aggregate        Aggregate       Aggregate      Total Compensation from
                      Compensation     Compensation     Compensation     Compensation    Investment Companies in
Name and Position    from Neuberger   from Neuberger   from Neuberger   from Neuberger   the Neuberger Berman Fund
-----------------        Berman           Berman           Berman           Berman      Complex Paid to Trustees**
                      Equity Funds     Equity AssetS    Equity Series    Equity Trust   --------------------------
                      ------------     -------------    -------------    ------------

Lawrence Zicklin*          $0               $0               $0               $0                   $0
President and Trustee

*Retired, October 27, 1999

**No fund within the complex has a bonus, pension, profit sharing or retirement plan.

                                                COMPENSATION TABLE
                                        FISCAL YEAR ENDED OCTOBER 31, 1999
                                      NEUBERGER BERMAN INCOME GROUP OF FUNDS

                                 Aggregate             Aggregate             Total Compensation from Trusts
Name and Position            Compensation from     Compensation from          in the Neuberger Berman Fund
with the Trust                  Income Funds         Income Trust               Complex Paid to Trustees
---------------                 ------------         ------------               ------------------------

John Cannon                       $24,579                $671                            $52,000
Trustee                                                                       (1 other investment company)

Stanley Egener*                      $0                   $0                               $0
Chairman of the Board,                                                        (9 other investment companies)
Chief Executive Officer,
and Trustee

Theodore P. Giuliano                 $0                   $0                               $0
President and Trustee                                                         (1 other investment company)

Barry Hirsch                      $23,978                $647                            $49,250
Trustee                                                                       (1 other investment company)

Robert A. Kavesh                  $24,215                $660                            $51,250
Trustee                                                                       (1 other investment company)

William E. Rulon                  $23,244                $631                            $47,750
Trustee                                                                       (1 other investment company)

Candace L. Straight               $23,978                $647                            $51,500
Trustee                                                                       (1 other investment company)

*       Retired, December 16, 1999.

REQUIRED VOTE

     The election of each Trustee requires approval by a plurality of the votes cast at the Meeting on the matter.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH NOMINEE IN PROPOSAL 1.

     If the Reorganization is not approved, or is approved but not implemented (see Proposal 4), so that the funds continue in a two-level master-feeder structure, a vote for a Trustee candidate will be considered authorization for your Trust to vote for that same candidate as a member of the Board of Trustees of the master fund.

             PROPOSAL 2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON
                     PORTFOLIO DIVERSIFICATION (ALL FUNDS)

     The Boards of Trustees of the funds have approved a change to the fundamental investment limitations of each fund regarding diversification. The Boards and NB Management believe that the proposed change will provide the funds with greater flexibility to respond to certain present and future investment opportunities. As discussed below, these fundamental restrictions, in their current form, impede the funds' use of certain portfolio management techniques that are now used by other mutual funds. Because the policies in question are fundamental, the changes require shareholder approval before they can be implemented.

     The existing fundamental restriction on issuer diversification would be changed by adding the underlined portion:

         DIVERSIFICATION. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, OR SECURITIES ISSUED BY OTHER
     INVESTMENT COMPANIES) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The 1940 Act requires all mutual funds to state whether they are "diversified" or "non-diversified." Each of the Neuberger Berman funds is a diversified fund and, accordingly, must restrict the percentage of its assets that can be invested in any one issuer. Diversified funds are generally safer, because the risk is spread over a larger number of issuers.

     The 1940 Act permits a fund, in counting the percentage of its assets invested in various issuers for diversity purposes, to disregard investments in U.S. Government securities or securities issued by other investment companies. The current diversification policies of the funds do not take full advantage of this provision. Specifically, they do not reflect the exception for investments in securities of other investment companies.

     The proposed modification would add the exemption for investments in securities of other investment companies. Among other things, this would allow the funds' greater flexibility in managing uninvested cash. Like many other fund groups, the funds have requested permission from the SEC to invest their uninvested cash in the Neuberger Berman Institutional Cash Trust, a registered money market fund, as a means of obtaining more efficient and effective management of the funds' uninvested cash. The proposed change would provide the funds with greater flexibility to use this investment technique should the SEC grant the funds' request.1 Although the funds would pay no more in advisory fees to secure this service than they pay now, the funds may pay an additional fee on their investment in the underlying fund, Neuberger Berman Institutional Cash Trust. Institutional Cash Trust pays an administrative fee of 15 basis points. No fund will be allowed to invest more than 25% of its net assets in Institutional Cash Trust. Accordingly, the administration fee will not add more than 3.75 basis points to the expense ratio of any investing fund, and will typically add considerably less than that.


REQUIRED VOTE

     Approval of the change contemplated by Proposal 2 with respect to a fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     If Proposal 4 for conversion to a multi-class system is not approved, but the change to the diversification policy presented in this Proposal 2 is approved, such approval would be deemed a change of policy for the respective feeder fund, plus authority for that fund to cast its vote in favor of an identical change to the policies of the master fund in which it invests.

     If the change contemplated by Proposal 2 is not approved by shareholders of a fund, the existing fundamental restriction of the fund will continue in effect for that fund as long as it remains a separate fund; but disapproval of Proposal 2 by the shareholders of one fund will not affect approvals of Proposal 2 by shareholders of any other fund.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    PROPOSAL 3. SELECTION OF INDEPENDENT AUDITORS OR ACCOUNTANTS (ALL FUNDS)


      The Boards of Trustees of the funds and the master funds in which they invest, including all of the Independent Trustees, have selected Ernst & Young LLP to continue to serve as the independent auditors of each of the funds and their corresponding master funds, except the Neuberger Berman Century Funds,

--------------------
1 Section 12(d)(1) of the 1940 Act contains other limitations on the extent to which one investment company can invest in another. Specifically, one fund cannot purchase more than 3% of the outstanding voting securities of another fund, may not invest more than 5% of its total assets in the other fund, and may not invest more than 10% of its total assets in the securities of all investment companies combined. Through their exemptive application to permit joint cash management, the funds have asked for relief from these limits. There is no guarantee that the funds will be granted the exemption.

Manhattan funds, Millennium funds, Regency funds, Socially Responsive funds, Technology Funds and Neuberger Berman International Portfolio, a master fund that is a series of Global Managers Trust. Ernst & Young LLP has no direct financial interest or material indirect financial interest in these funds. The Board of Trustees has selected Ernst & Young (Cayman Islands Office) to serve as the independent auditor of NB International Portfolio. Ernst & Young has no direct financial or material indirect financial interest in NB International Portfolio. The Boards of Trustees of the funds and the master funds in which they invest, including all of the Independent Trustees, have selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Neuberger Berman Century funds, Manhattan funds, the Millennium funds, Regency funds, Socially Responsive funds and Technology funds. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in these funds. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

      The independent auditors and accountants examine annual financial statements for each fund and provide other audit and tax-related services. In recommending the selection of Ernst & Young LLP and PricewaterhouseCoopers LLP, the Boards reviewed the nature and scope of the services to be provided (including any non-audit services) and whether the performance of any non-audit services would affect the auditors' or accountants' independence.

     As described under Proposal 4, if the shareholders of a fund approve the Agreement and Plan of Reorganization involving that fund (Proposal 4), they will become holders of shares of the Trust Class, Assets Class or Fund Class of Equity Funds or Income Funds (Genesis Institutional will have a separate, fourth class). The boards of trustees of Equity Funds and Income Funds have also recommended the selection of Ernst & Young LLP and PricewaterhouseCoopers LLP as independent auditors and accountants of those series of Equity Funds and Income Funds corresponding to the funds mentioned above. Therefore, immediately after the Reorganization, the same independent auditors or accountants will serve your fund (in which you will hold shares in the Trust Class, Assets Class or Fund Class, or for Genesis Institutional, Institutional Class) that served the fund in which you held shares prior to the Reorganization.


REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of a majority of the shares present and voting at the Meeting.

     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 3 is approved, such approval would be considered as a ratification of the auditors and/or accountants mentioned above with respect to the funds and their corresponding master funds.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE TO RATIFY THEIR SELECTION OF THE FUNDS' INDEPENDENT AUDITORS/ACCOUNTANTS.

               PROPOSAL 4. APPROVAL OF THE PROPOSED REORGANIZATION


     At the Meeting, shareholders of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, Neuberger Berman Equity Series, and Neuberger Berman Income Trust will be asked to approve the proposed Reorganizations. Because Neuberger Berman Equity Funds and Income Funds will survive the proposed Reorganizations, Equity Funds and Income Funds shareholders are not being asked to vote.

     Neuberger Berman currently sells series of four equity feeder funds, called Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, Neuberger Berman Equity Assets and Neuberger Berman Equity Series. Each feeder fund invests in a series of one of two master funds, called Equity Managers Trust and Global Managers Trust. If the Reorganizations involving these feeder funds are approved, the series of three of them will transfer their assets and liabilities to the corresponding series of the fourth feeder fund. That is, if these Reorganizations are approved, Equity Trust, Equity Assets, and Equity Series will each transfer its assets to Equity Funds, in return for shares of a new class of Equity Funds equal in value to the net assets of the old feeder fund. The old feeder funds will then distribute to their investors the Equity Funds shares they have received, making those investors shareholders of Equity Funds, and the old feeder funds (other than Equity Funds) will dissolve. Equity Funds will then receive from Equity Managers Trust and Global Managers Trust the entire portfolio of marketable securities and other assets, and the two master funds will dissolve. Thus, Equity Funds will no longer operate as a feeder fund investing in a master fund. Instead, it will own directly the securities formerly held in the master funds. Investors will hold shares of various classes of Equity Funds, and the funds will invest directly in securities rather than in the master funds.

      Neuberger Berman currently sells two income feeder funds, known as Neuberger Berman Income Funds and Neuberger Berman Income Trust, which invest in a master fund called Income Managers Trust. They will reorganize into a single fund by the same process described above for the equity funds.


     Immediately after the Reorganization, you will hold the same number of shares, with the same dollar value, as you held immediately before the Reorganization, and the portfolio of market securities and other assets in which you're invested will be unchanged.

     The following diagram illustrates the structural change that will occur after the Reorganization.

     BEFORE REORGANIZATION*                   AFTER REORGANIZATION*
     (TWO-TIERED MASTER/FEEDER STRUCTURE)     (ONE-TIERED MULTI-CLASS STRUCTURE)
     -----------------------------------      ---------------------------------

SHAREHOLDERS      SHAREHOLDERS       SHAREHOLDERS       SHAREHOLDERS

                  BUY SHARES OF      BUY SHARES OF

FUND SPOKE        TRUST SPOKE        ASSETS SPOKE       FUNDS (FUND CLASS, TRUST
                                                        CLASS, OR ASSET CLASS)

                  WHICH INVEST IN                       WHICH INVEST IN

                  MASTER FUND                           STOCKS, BONDS AND OTHER
                                                        SECURITIES
                  WHICH INVESTS IN

                       STOCKS, BONDS AND OTHER SECURITIES

----------------------------------------------------
*THE DIAGRAM SHOWS THREE FEEDER FUNDS, WHICH WILL BECOME THREE CLASSES OF THE SURVIVING FUND. SOME OF THE MASTER FUNDS HAVE ONLY TWO FEEDER FUNDS, IN WHICH CASE THE SURVIVING FUND WILL HAVE ONLY TWO CLASSES. IN THE CASE OF NEUBERGER BERMAN GENESIS, THERE IS A FOURTH FEEDER FUND, WHICH WILL BECOME A FOURTH CLASS OF THE SURVIVING FUND.


WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?


     The reorganization is being proposed because the Boards and NBMI each believe that eliminating the master-feeder structure and reorganizing into a multi-class structure would simplify the operations of the funds and, consequently, may result in some reduction in each fund's operating expenses. For example, the number equity funds for which annual tax filings are made would be reduced from 40 to 11, and separate audits of the master funds would no longer be necessary. Over time, the funds may benefit from the fewer number of required filings with the Securities and Exchange Commission (the "SEC") and other legal and administrative cost savings. Some of the cost savings will benefit NBMI, through its contractual agreements with the funds to limit the funds' total annual operating expenses.

     In addition, NBMI, which serves as each fund's principal underwriter, has advised the Boards that investors are more familiar with the more common multi-class structure than they are with the master-feeder structure. Accordingly, the Reorganization should make it easier to market the funds. While NBMI would be one beneficiary of such a development, fund shareholders would also benefit, because increased assets typically result in economies that produce a lower expense ratio for all investors.

      The Board of each fund has determined that it would be in the best interests of that fund and its shareholders to operate the fund in the single level, multi-class structure that has become increasingly favored by the mutual fund industry.

DESCRIPTION OF THE REORGANIZATION PLAN


     The terms and conditions under which the Reorganization would be completed are set forth in the Reorganization Plan. The following is a summary of the Reorganization Plan and is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A. The Reorganization Plan provides for the completion of the Reorganization in several steps:

     First, each series of Neuberger Berman Equity Trust, Equity Assets and Equity Series will transfer its assets (which consist primarily of its interest in the underlying master fund) to the corresponding series of Equity Funds, in exchange solely for (1) shares of the Trust Class, Asset Class, or Institutional Class of that corresponding series identical in number and value to the transferor series's shares held by its shareholders and (2) the corresponding series's assumption of the transferring series's liabilities.

     Each series of Neuberger Berman Income Trust will transfer its assets (which consist primarily of its interest in the underlying master fund) to the corresponding series of Income Funds, in exchange solely for (1) shares of the Trust Class of that corresponding series identical in number and value to the fund shares held by its shareholders and (2) the corresponding series's assumption of the transferring series's liabilities.

     Second, each fund will distribute the Trust Class, Asset Class or Institutional Class shares it receives to its shareholders, and will dissolve. For example, if you own shares of Neuberger Berman Guardian Trust (a series of Equity Trust), you would receive in exchange an equal amount of Trust Class shares of Neuberger Berman Guardian Fund, which is the corresponding series of Equity Funds. If you own shares of Neuberger Berman Limited Maturity Bond Trust, you would receive in exchange an equal amount of Trust Class shares of Neuberger Berman Limited Maturity Bond Fund, which is the corresponding series of Income Funds.

     Third, each series of Equity Funds and Income Funds will withdraw its investment in its corresponding master fund. Each master fund will dissolve and distribute its assets in kind (i.e., in the form of stocks, bonds, and other investments held by the master fund, as well as any cash) to each corresponding series of Equity Funds and Income Funds.

     Finally, NBMI will enter into investment management agreements with Equity Funds and Income Funds with provisions identical in all material respects to those of its current investment management agreements with the master fund. (If your Fund currently has or approves a Distribution and Shareholder Servicing Plan, your class of shares will also have such a plan identical in every material respect.)

     The completion of each Reorganization is subject to various conditions, including approval of this Proposal by the shareholders of the participating transferor fund, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of legal opinions regarding the federal tax consequences of the Reorganization, and other customary corporate and securities matters. The Boards of Trustees may waive any conditions if, in their judgment, such waiver will not have a material adverse effect on shareholders' interest. The Reorganization Plan for a fund may be terminated at any time prior to closing if the Board of Trustees of either that fund or the surviving fund determines in good faith that the Reorganization is not in the best interests of the shareholders.


FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION


     It is a condition to the consummation of the transactions described in each Reorganization Plan, that each Trust that is a party thereto must have obtained an opinion of Kirkpatrick & Lockhart LLP, legal counsel to the Trusts, substantially to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by any fund or its shareholders. The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. NBMI intends to recommend to the Board of Trustees of Neuberger Berman Equity Assets that Socially Responsive Assets be dissolved prior to Reorganization.

SUMMARY:  COMPARISON OF THE FEEDER FUNDS AND THE CLASSES

     Equity Funds and Income Funds were organized in December 1992 as business trusts under the laws of the State of Delaware. Equity Funds is comprised of eleven diversified series, and Income Funds is comprised of seven diversified series (the "Portfolios"). If the Reorganization is approved, the Portfolios of Equity Funds will have three classes of shares: Trust Class, Assets Class and Fund Class. (Some of the Portfolios will have only Trust and Fund Class shares. Genesis Portfolio will have a fourth class, Institutional Class, because there are four Genesis feeder funds.) The Portfolios of Income Funds will have two classes of shares: Trust Class and Fund Class (only the Institutional Cash series and Limited Maturity Bond series have both Trust and Fund Classes). If the Reorganization is completed, shareholders of each fund will become holders of the Trust Class, Assets Class, Fund Class or Institutional Class shares of the Portfolio that has the same investment program as the fund currently held by that shareholder. The net asset value of the shares in a Portfolio class held by a shareholder immediately after the Reorganization will be the same as the net asset value of the shares of the corresponding fund held by the shareholder immediately prior to the Reorganization.


     A brief comparison of the funds with the new Portfolios is set forth below:

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


     The investment objectives, policies and restrictions under which the assets of the funds presently are managed will not be affected by the proposed Reorganization except that (1) rather than investing all of its net investable assets in a corresponding master fund, each fund will seek to achieve the same investment objectives by engaging NBMI as its investment adviser to directly manage its assets; and (2) if approved by the shareholders of the corresponding series of Equity Funds and Income Funds, the series will have a slightly more flexible diversification policy, as described in Proposal 2. The investment objectives, policies and restrictions of the Portfolios will otherwise be the same as those in effect for the funds and the master funds immediately prior to the Reorganization.

Investment Manager
------------------

     NBMI currently manages the assets of each fund indirectly, by virtue of the fact that it manages the assets of the corresponding master fund in which the fund invests. Since the funds currently invest their assets only through the corresponding master funds, they do not engage NBMI or any other investment manager directly. Upon completion of the Reorganization, Equity Funds and Income Funds will enter into new investment advisory agreements with NBMI on behalf of each Portfolio, on terms and conditions substantially identical to the terms and conditions of the current investment management agreement between NBMI and the master funds. Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of NBMI registered as an investment adviser and broker-dealer, also provides services to each master fund pursuant to a sub-advisory agreement between NBMI and Neuberger Berman. It would provide such services to each Portfolio of Equity Funds and Income Funds following the Reorganization.

     In each case, it is anticipated that the same individuals would provide these services, and each series of Equity Funds and Income Funds would pay fees at the same rate provided for in the current agreements. Accordingly, there will be no shareholder vote on the new agreement.

     In summary, NBMI and Neuberger Berman currently manage the assets of the funds indirectly, by virtue of the funds' investment in the master funds. After the Reorganization, NBMI and Neuberger Berman will manage the assets of each Portfolio directly, according to the same investment program that they employed for the master funds.

Administrative Services
-----------------------


     NBMI serves as administrator of each fund, pursuant to an administration agreement with each fund, and is responsible for performing all administrative services required for the daily business operations of the funds. Each of Equity Trust, Equity Assets, Equity Series and Income Trust has an administration agreement with NBMI on behalf of its series. After the Reorganization, the administration agreements with Equity Funds and Income Funds will be amended to incorporate the multi-class structure of the series, but will otherwise be on terms and conditions substantially identical to those applicable to the funds immediately prior to the Reorganization.


Distributor, Transfer Agent and Custodian
-----------------------------------------


     NBMI serves as the principal underwriter for the funds pursuant to distribution agreements with the funds. State Street Bank and Trust Company serves as the transfer agent and custodian for the funds pursuant to transfer agency and custodian agreements with the funds. After the Reorganization, those agreements with Equity Funds and Income Funds will be amended to incorporate the multi-class structure of the Portfolios, but will otherwise be on terms and conditions substantially identical to those applicable to the funds immediately prior to the Reorganization.

Pro Forma Expenses
------------------



     The following tables show the current expenses for each fund, and what the expenses are expected to be after the proposed Reorganization.


INFORMATION PRESENTED IN THE AS REPORTED COLUMN INCLUDES AN ALLOCATION OF EXPENSES FROM THE PORTFOLIOS, WHICH WOULD BE BORNE BY THE RESPECTIVE FUNDS IF THE PROPOSED REORGANIZATION IS APPROVED.

CENTURY FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY FUNDS-        CENTURY FUND- FUND
                                                               CENTURY FUND                CLASS
                         Shareholder Expenses                             none                none



                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.81                0.81
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.99                0.99
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.80                1.80
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

CENTURY TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY TRUST-        CENTURY FUND- TRUST
                                                               CENTURY TRUST               CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.80                0.80
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.85                1.85
                         Minus:               Expense
                                              reimbursement               0.35                0.35
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

FOCUS FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY FUNDS-        FOCUS FUND- FUND
                                                                 FOCUS FUND                CLASS
                         Shareholder Expenses                             none                none


                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.75                0.75
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.10                0.10
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    0.85                0.85

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $87         $271        $471        $1049
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $87         $271        $471        $1049

FOCUS TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY TRUST-         FOCUS FUND- TRUST
                                                                FOCUS TRUST                CLASS
                         Shareholder Expenses


                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.89                0.89
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses              0.09                0.09
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.08                1.08

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.20% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year were limited to 0.95% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $110        $343        $595        $1317
EXPENSES- PRO FORMA
(UNAUDITED) (A)**                $110        $343        $595        $1317
**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $97, $303, $525, AND $1166, RESPECTIVELY; OR $97, $303, $525, AND $1166, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

FOCUS ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY ASSETS-        FOCUS FUND- ASSETS
                                                                FOCUS ASSETS               CLASS
                         Shareholder Expenses                             none                none


                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.89                0.89
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              5.94                5.94
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    7.08                7.08
                                              Expense
                         Minus:               reimbursement**             5.58                5.58
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

GENESIS FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-        GENESIS FUND- FUND
                                                                GENESIS FUND              CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.98                0.98
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.19                0.19
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.17                1.17

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $119        $372        $644        $1420
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $119        $372        $644        $1420

GENESIS TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (A)
                                                               EQUITY TRUST-        GENESIS FUND- TRUST
                                                               GENESIS TRUST               CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.12                1.12
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.11                0.11
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.23                1.23

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $125        $390        $676        $1489
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $125        $390        $676        $1489

GENESIS ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY ASSETS-       GENESIS FUND-ASSETS
                                                               GENESIS ASSETS             CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.12                1.12
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.26                0.26
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.63                1.63
                                              Expense
                         Minus:               reimbursement**             0.13                0.13
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

GENESIS INSTITUTIONAL

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY SERIES-
                                                                  GENESIS           GENESIS FUND- SERIES
                                                               INSTITUTIONAL              CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.87                0.87
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.28                0.28
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.15                1.15
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:             Net expenses                 0.85                0.85

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $87         $271        $471       $1049
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $87         $271        $471       $1049

GUARDIAN FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-        GUARDIAN FUND- FUND
                                                               GUARDIAN FUND              CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.70                0.70
                          Plus:               Distribution fees           none                none
                                              Other expenses              0.12                0.12
                                                                          ----                ----
                                              Total annual operating
                          Equals:             expenses                    0.82                0.82

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $84         $262        $455        $1014
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $84         $262        $455        $1014

GUARDIAN TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-       GUARDIAN FUND- TRUST
                                                               GUARDIAN TRUST             CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.84                0.84
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.04                0.04
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    0.88                0.88

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $90         $281        $488       $1084
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $90         $281        $488       $1084

GUARDIAN ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY ASSETS-    GUARDIAN FUND- ASSETS
                                                              GUARDIAN ASSETS             CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.84                0.84
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.47                0.47
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.56                1.56
                                              Expense
                         Minus:               reimbursement**             0.06                0.06
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818       $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818       $1791

INTERNATIONAL FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-
                                                               INTERNATIONAL        INTERNATIONAL FUND-
                                                                    FUND                FUND CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.11                1.11
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.48                0.48
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.59                1.59

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $162        $502        $866       $1889
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $162        $502        $866       $1889

INTERNATIONAL TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-
                                                               INTERNATIONAL        INTERNATIONAL FUND-
                                                                   TRUST                TRUST CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           none                none
                                              Other expenses              4.73                4.73
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    5.98                5.98

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.10% above those of another Neuberger Berman fund that invests in the same portfolio of securities but not to exceed 1.70% of average net assets. This arrangement can be terminated upon sixty days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $595       $1768       $2918       $5695
EXPENSES- PRO FORMA
(UNAUDITED) (A)**                $595       $1768       $2918       $5695
** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $173, $536, $923, AND
$2009, RESPECTIVELY; OR $173, $536, $923, AND $2009, RESPECTIVELY AFTER THE PROPOSED REORGANIZATION.

MANHATTAN FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-          MANHATTAN FUND-
                                                               MANHATTAN FUND           FUND CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.79                0.79
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.21                0.21
                                                                          ----                ----
                                             Total annual operating
                         Equals:             expenses                     1.00                1.00

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $102        $318        $552        $1225
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $102        $318        $552        $1225

MANHATTAN TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-          MANHATTAN FUND-
                                                              MANHATTAN TRUST          TRUST CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.93                0.93
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.25                0.25
                                                                          ----                ----
                                              Total annual operating
                         Equals:             expenses                     1.18                1.18

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.10% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year were limited to 1.11% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $120        $375        $649        $1432
EXPENSES- PRO FORMA
(UNAUDITED) (A)**                $120        $375        $649        $1432
** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $113, $353, $612, AND $1352, RESPECTIVELY; OR $113, $353, $612, AND $1352, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

MANHATTAN ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY ASSETS-         MANHATTAN FUND-
                                                              MANHATTAN ASSETS         ASSETS CLASS
                         Shareholder Expenses                           none                  none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees              0.93                0.93
                         Plus:                Distribution fees            0.25                0.25
                                              Other expenses              18.81               18.81
                                                                          -----               -----
                                             Total annual operating
                         Equals:             expenses                     19.99               19.99
                                             Expense
                         Minus:              reimbursement**              18.49               18.49
                                                                          -----               -----
                         Equals:             Net expenses                  1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

MILLENNIUM FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-         MILLENNIUM FUND-
                                                              MILLENNIUM FUND           FUND CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.11                1.11
                         Plus:                Distribution fees           none                none
                                              Other expenses              1.02                1.02
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.13                2.13

* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 1.75% of average net assets. This arrangement can be terminated upon sixty days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management through 12/31/00 for expenses reimbursed to the fund through 12/31/99 provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of its average net assets. The as reported column includes costs paid by the fund and its share of master portfolio costs.


EXPENSE EXAMPLE
THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $216        $667       $1144        $2462
EXPENSES- PRO FORMA
(UNAUDITED) (A)**                $216        $667       $1144        $2462
** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $178, $551, $949, AND $2062, RESPECTIVELY; OR $178, $551, $949, AND $2062, RESPECTIVELY AFTER THE PROPOSED REORGANIZATION.

MILLENNIUM TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-         MILLENNIUM FUND-
                                                              MILLENNIUM TRUST         TRUST CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees              1.25                1.25
                         Plus:                Distribution fees            0.10                0.10
                                              Other expenses              12.14               12.14
                                                                          -----               -----
                                              Total annual operating
                         Equals:              expenses                    13.49               13.49
                                              Expense
                         Minus:               reimbursement**             11.74               11.74
                                                                          -----               -----
                         Equals:             Net expenses                  1.75                1.75

* The as reported column includes costs paid by the fund and its share of master portfolio costs.
** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/09 so that the total annual operating expenses of the fund are limited to 1.75% of average net assets.

This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management through 12/31/00 for expenses reimbursed to the fund through 12/31/99 provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of its average net assets.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $178        $551        $949        $2062
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $178        $551        $949        $2062

MILLENNIUM ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                              EQUITY ASSETS-         MILLENNIUM FUND-
                                                            MILLENNIUM ASSETS          ASSETS CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses**            0.57                0.57
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.07                2.07
                                              Expense
                         Minus:               reimbursement               0.32                0.32
                                                                          ----                ----
                         Equals:              Net expenses                1.75                1.75

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02 so that the total annual operating expenses of the fund are limited to 1.75% of average net assets.

This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Other expenses are estimated for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $178        $551        $949        $2062
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $178        $551        $949        $2062

PARTNERS FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-        PARTNERS FUND- FUND
                                                               PARTNERS FUND              CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.71                0.71
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.11                0.11
                                                                          ----                ----
                                              Total annual operating
                         Equals:             expenses                     0.82                0.82

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $84         $262        $455        $1014
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $84         $262        $455        $1014

PARTNERS TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-        PARTNERS FUND-TRUST
                                                               PARTNERS TRUST             CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.85                0.85
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.06                0.06
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    0.91                0.91

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $93         $290        $504       $1120
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $93         $290        $504       $1120

PARTNERS ASSETS

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY ASSETS-      PARTNERS FUND-ASSETS
                                                              PARTNERS ASSETS             CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.85                0.85
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.21                0.21
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.31                1.31

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $133        $415        $718        $1579
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $133        $415        $718        $1579

REGENCY FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-        REGENCY FUND- FUND
                                                               REGENCY FUND               CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.81                0.81
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.99                0.99
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.80                1.80
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

REGENCY TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-        REGENCY FUND-TRUST
                                                               REGENCY TRUST              CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.88                0.88
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.93                1.93
                                              Expense
                         Minus:               reimbursement               0.43                0.43
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets or not more than 0.20% above the total annual operating expenses of another Neuberger Berman fund that invests in the same portfolio of securities whichever is less. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.
** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

SOCIALLY RESPONSIVE FUND

FEE TABLE

                                                                AS REPORTED        PRO FORMA (UNAUDITED)
                                                               EQUITY FUNDS-               (A)
                                                                 SOCIALLY           SOCIALLY RESPONSIVE
                                                              RESPONSIVE FUND         FUND- FUND CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.80                0.80
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.30                0.30
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.10                1.10

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $112        $350        $606        $1340
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $112        $350        $606        $1340

SOCIALLY RESPONSIVE TRUST

FEE TABLE

                                                                AS REPORTED        PRO FORMA (UNAUDITED)
                                                               EQUITY TRUST-               (A)
                                                                  SOCIALLY          SOCIALLY RESPONSIVE
                                                              RESPONSIVE TRUST       FUND- TRUST CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.94                0.94
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.78                0.78
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.82                1.82

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.20% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year would have been limited to 1.20% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** At current asset levels, the fund believes "Management Fees" and "Total annual operating expenses" will be 0.95% and 1.83% of average net assets for the current fiscal year. As described above, however, Neuberger Berman Management has agreed to reimburse certain expenses of the fund so actual expenses will be lower.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED***         $185        $573        $985        $2137
EXPENSES- PRO FORMA
(UNAUDITED) (A)***               $185        $573        $985        $2137
*** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $122, $381, $660, AND $1455, RESPECTIVELY; OR $122, $381, $660, AND $1455, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

SOCIALLY RESPONSIVE ASSETS

FEE TABLE

                                                                AS REPORTED        PRO FORMA (UNAUDITED)
                                                               EQUITY ASSETS-              (A)
                                                                  SOCIALLY          SOCIALLY RESPONSIVE
                                                             RESPONSIVE ASSETS       FUND- ASSETS CLASS
                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses**            0.54                0.54
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.74                1.74
                                              Expense
                         Minus:               reimbursement               0.24                0.24
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $153        $474        $818        $1791

TECHNOLOGY FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY FUNDS-          TECHNOLOGY FUND-
                                                              TECHNOLOGY FUND            FUND CLASS
                         Shareholder Fees (% of
                         amount redeemed or
                         exchanged)
                         These are deducted
                         directly from your
                         investment.
                         Redemption Fee*                                  2.00                2.00
                         Exchange Fee*                                    2.00                2.00
* A  redemption  fee of 2.00% is charged on  investments  held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund.

                          Annual operating
                          expenses (% of ANA)**

                          These are deducted from
                          fund assets, so you pay
                          them indirectly

                                              Management Fees             1.11                1.11
                          Plus:               Distribution fees           none                none

                                              Other expenses***           0.91                0.91
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.02                2.02
                                              Expense
                         Minus:               reimbursement               0.02                0.02
                                                                          ----                ----
                         Equals:             Net expenses                 2.00                2.00

** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/03, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that the repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

*** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $203        $627       $1078        $2327
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $203        $627       $1078        $2327

TECHNOLOGY TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (A)
                                                               EQUITY TRUST-         TECHNOLOGY FUND-
                                                             TECHNOLOGY TRUST          TRUST CLASS
                         Shareholder Fees (% of
                         amount redeemed or
                         exchanged)
                         These are deducted
                         directly from your
                         investment.
                         Redemption Fee*                                  2.00                2.00
                         Exchange Fee*                                    2.00                2.00
* A  redemption  fee of 2.00% is charged on  investments  held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund.

                         Annual operating
                         expenses (% of
                         ANA)**

                         These are deducted from
                         fund assets, so you pay
                         them indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses***           0.80                0.80
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.15                2.15
                                              Expense
                         Minus:               reimbursement               0.15                0.15
                                                                          ----                ----
                         Equals:              Net expenses                2.00                2.00

** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/03, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that the repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

*** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $203        $627       $1078        $2327
EXPENSES- PRO FORMA
(UNAUDITED) (A)                  $203        $627       $1078        $2327

(A) EXPENSES ARE EXPECTED TO BE REDUCED AS A RESULT OF THE REORGANIZATION. BECAUSE THE COMPANY IS UNABLE TO ESTIMATE ANY AMOUNTS, NO REDUCTIONS ARE PRESENTED.

INFORMATION PRESENTED IN THE AS REPORTED COLUMN INCLUDES AN ALLOCATION OF EXPENSES FROM THE PORTFOLIOS, WHICH WOULD BE BORNE BY THE RESPECTIVE FUNDS IF THE PROPOSED REORGANIZATION IS APPROVED.


CASH RESERVES

FEE TABLE

                                                                                      PRO FORMA (UNAUDITED)
                                                                AS REPORTED                   (a)
                                                               INCOME FUNDS-          CASH RESERVES-FUND
                                                               CASH RESERVES                 CLASS

                         Shareholder Expenses                             none                        none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.51                        0.51
                         Plus:               Distribution fees            none                        none
                                             Other expenses               0.10                        0.10
                                             Total annual operating       ----                        ----
                         Equals:             expenses                     0.61                        0.61


* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED            $62               $195             $340              $762
EXPENSES- PRO FORMA
(UNAUDITED) (a)                  $62               $195             $340              $762


GOVERNMENT MONEY FUND

FEE TABLE

                                                                                     PRO FORMA (UNAUDITED)
                                                                                             (a)
                                                                AS REPORTED
                                                               INCOME FUNDS
                                                                 GOVERNMENT          GOVERNMENT MONEY
                                                                 MONEY FUND          FUND-FUND CLASS
                         Shareholder Expenses                             none                     none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                     0.52
                         Plus:               Distribution fees            none                     none
                                             Other expenses               0.08                     0.08
                                             Total annual operating       ----                     ----
                         Equals:             expenses                     0.60                     0.60


* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED            $61               $192             $335              $750
EXPENSES- PRO FORMA
(UNAUDITED) (a)                  $61               $192             $335              $750


HIGH YIELD BOND FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (a)
                                                               INCOME FUNDS-
                                                              HIGH YIELD BOND      HIGH YIELD BOND FUND-
                                                                   FUND                 FUND CLASS

                         Shareholder Expenses                             none                        none

                         Annual operating
                         expenses (% of ANA)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.65                        0.65
                         Plus:               Distribution fees            none                        none
                                             Other expenses               0.78                        0.78
                                             Total annual operating       ----                        ----
                         Equals:             expenses                     1.43                        1.43


* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 1.00% of average net assets. This arrangement can be terminated upon 60 days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED**          $146              $452             $782             $1713
EXPENSES- PRO FORMA
(UNAUDITED) (a)**                $146              $452             $782             $1713


**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $102, $318, $552, AND $1225, RESPECTIVELY; OR $102, $318, $552 AND $1225, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

LIMITED MATURITY BOND FUND

FEE TABLE

                                                                                   PRO FORMA (UNADUTIED)
                                                                AS REPORTED                  (a)

                                                               INCOME FUNDS-
                                                             LIMITED MATURITY      LIMITED MATURITY BOND FUND
                                                                BOND FUND            FUND CLASS

                         Shareholder Expenses                             none                             none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                             0.52
                         Plus:               Distribution fees            none                             none
                                             Other expenses               0.20                             0.20
                                             Total annual operating       ----                             ----
                         Equals:             expenses                     0.72                             0.72



* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.70% of average net assets. This arrangement can be terminated upon 60 days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year            3 Years         5 Years           10 Years

EXPENSES- AS REPORTED**          $74               $230             $401              $894
EXPENSES- PRO FORMA
(UNAUDITED) (a)**                $74               $230             $401              $894



**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $72, $224, $390, AND $871, RESPECTIVELY; OR $72, $224, $390, AND $871, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

LIMITED MATURITY BOND TRUST

FEE TABLE

                                                                                       PRO FORMA (UNAUDITED)
                                                                AS REPORTED                    (a)

                                                                INCOME TRUST-
                                                               LIMITED MATURITY       LIMITED MATURITY BOND
                                                                 BOND TRUST             FUND- TRUST CLASS
                         Shareholder Expenses                             none                          none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.75                          0.75
                         Plus:               Distribution fees            none                          none
                                             Other expenses               0.37                          0.37
                                             Total annual operating       ----                          ----
                         Equals:             expenses                     1.12                          1.12


* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.80% of average net assets. This arrangement may be terminated upon 60 days' notice to the fund. In addition, this arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED**          $114              $356             $617             $1363
EXPENSES- PRO FORMA
(UNAUDITED) (a)**                $114              $356             $617             $1363


**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $82, $255, $444, AND $990, RESPECTIVELY; OR $82, $255, $444, AND $990, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

MUNICIPAL MONEY FUND

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                 (a)
                                                               INCOME FUNDS-
                                                               MUNICIPAL MONEY        MUNICIPAL MONEY
                                                                    FUND              FUND-FUND CLASS

                         Shareholder Expenses                             none                none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                0.52
                         Plus:               Distribution fees            none                none
                                             Other expenses               0.15                0.15
                                             Total annual operating       ----                ----
                         Equals:             expenses                     0.67                0.67

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED            $68               $214             $373              $835
EXPENSES- PRO FORMA
(UNAUDITED) (a)                  $68               $214             $373              $835


MUNICIPAL SECURITIES TRUST

FEE TABLE

                                                                                   PRO FORMA (UNAUDITED)
                                                                AS REPORTED                (a)

                                                               INCOME FUNDS-
                                                                 MUNICIPAL         MUNICIPAL SECURITIES
                                                              SECURITIES TRUST       TRUST-FUND CLASS
                         Shareholder Expenses                             none                      none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                      0.52
                         Plus:               Distribution fees            none                      none
                                             Other expenses               0.55                      0.55
                                             Total annual operating       ----                      ----
                         Equals:             expenses                     1.07                      1.07

* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.65% of average net assets. This arrangement may be terminated upon 60 days' notice to the fund. In addition, this arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED**          $109              $340             $590             $1306
EXPENSES- PRO FORMA
(UNAUDITED) (a)**                $109              $340             $590             $1306


**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $66, $208, $362, AND $810, RESPECTIVELY; OR $66, $208, $362, AND $810, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

INSTITUTIONAL CASH TRUST

FEE TABLE

                                                                                  PRO FORMA (UNAUDITED)
                                                               AS REPORTED                (a)
                                                              INCOME TRUST-
                                                           INSTITUTIONAL CASH       INSTITUTIONAL CASH
                                                                  TRUST             FUND- TRUST CLASS
                         Shareholder Expenses                             none                      none

                         Annual operating
                         expenses (% of ANA)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.25                      0.25
                         Plus:               Distribution fees            none                      none
                                             Other expenses**             0.16                      0.16
                                             Total annual operating       ----                      ----
                         Equals:             expenses                     0.41                0.41


* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                1 Year            3 Years         5 Years           10 Years
EXPENSES- AS REPORTED            $42               $132             $230              $518
EXPENSES- PRO FORMA
(UNAUDITED) (a)                  $42               $132             $230              $518


(a) EXPENSES ARE EXPECTED TO BE REDUCED AS A RESULT OF THE REORGANIZATION. BECAUSE THE COMPANY IS UNABLE TO ESTIMATE ANY AMOUNTS, NO REDUCTIONS ARE PRESENTED.

Pro Forma Capitalization
------------------------


     Pro forma capitalization information is included here for the various classes:



 Most of the following tables are as of August 31, 1999, the date of the latest audited fiscal period. Except for Technology, those funds that began operations after August 31, 1999 are shown as of February 29, 2000.
       Because Technology started operations after February 29, 2000 its capitalization table is as of June 30, 2000.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF FEBRUARY 29, 2000                                       PRO FORMA AS OF FEBRUARY 29, 2000 (UNAUDITED)
             FUNDS INVESTING IN CENTURY PORTFOLIO                                      CENTURY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES     NAV      CLASS NET ASSETS

             EQUITY FUNDS- CENTURY FUND            $2,344  $ 12.38   $  29,013    FUND CLASS      2,344    $ 12.38  $         29,013
                                                      172  $ 12.38   $   2,124    TRUST CLASS       172    $ 12.38  $          2,124
             EQUITY TRUST- CENTURY TRUST                             ---------                                      ----------------
                                                                     $  31,137                                      $         31,137




 If the reorganization is approved, shareholders invested in the Equity Funds -
  Century Fund or Equity Trust - Century Trust will become shareholders of the
            Fund Class or Trust Class of Century Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN FOCUS PORTFOLIO                                        FOCUS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES     NAV      CLASS NET ASSETS
             EQUITY ASSETS- FOCUS ASSETS              117  $ 16.18   $     1,899  ASSET CLASS      117  $  16.18    $          1,899
             EQUITY FUNDS- FOCUS FUND              36,598  $ 36.25   $ 1,326,608  FUND CLASS    36,598  $  36.25    $      1,326,608



                                                                  1

             EQUITY TRUST- FOCUS TRUST              9,145  $ 23.62    $  216,020  TRUST CLASS    9,145  $  23.62    $        216,020
                                                                      ----------                                    ----------------
                                                                      $1,544,527                                           1,544,527

        If the reorganization is approved, shareholders invested in the Equity Assets - Focus Assets, Equity Funds - Focus Fund or Equity Trust -
            Focus Trust will become shareholders of the Asset Class,
             Fund Class or Trust Class of Focus Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GENESIS PORTFOLIO                                      GENESIS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY SERIES- GENESIS INSTITUTIONAL  11,058  $ 20.28   $   224,224  SERIES CLASS  11,058 $ 20.28      $        224,224
             EQUITY ASSETS- GENESIS ASSETS          6,473  $ 12.64   $    81,805  ASSET CLASS    6,473 $ 12.64      $         81,805
             EQUITY FUNDS- GENESIS FUND            59,152  $ 14.39   $   851,255  FUND CLASS    59,152 $ 14.39      $        851,255
             EQUITY TRUST- GENESIS TRUST           29,177  $ 20.26   $   591,109  TRUST CLASS   29,177 $ 20.26      $        591,109
                                                                     -----------                                    ----------------
                                                                     $ 1,748,393                                    $      1,748,393


 If the reorganization is approved, shareholders invested in the Equity Series-
 Genesis Institutional, Equity Assets - Genesis Assets, Equity Funds - Genesis
  Fund or Equity Trust - Genesis Trust will become shareholders of the Series
  Class, Asset Class, Fund Class or Trust Class of Genesis Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GUARDIAN PORTFOLIO                                     GUARDIAN FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- GUARDIAN ASSETS       1,834    $ 13.54   $    24,829  ASSET CLASS   1,834    $ 13.54     $        24,829
             EQUITY FUNDS- GUARDIAN FUND        151,434    $ 22.72   $ 3,441,033  FUND CLASS  151,434    $ 22.72     $     3,441,033
             EQUITY TRUST- GUARDIAN TRUST        76,470    $ 16.36   $ 1,251,151  TRUST CLASS  76,470    $ 16.36     $     1,251,151
                                                                     -----------                                    ----------------
                                                                     $ 4,717,013                                     $     4,717,013


                                                                  2

     If the reorganization is approved, shareholders invested in the Equity
    Assets - Guardian Assets, Equity Funds - Guardian Fund or Equity Trust -
        Guardian Trust will become shareholders of the Asset Class, Fund
              Class or Trust Class of Guardian Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN INTERNATIONAL PORTFOLIO                                INTERNATIONAL FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY FUNDS- INTERNATIONAL FUND     6,712    $ 16.76   $   112,516  FUND CLASS    6,712   $ 16.76     $        112,516
             EQUITY TRUST- INTERNATIONAL TRUST      140    $ 16.92   $     2,373  TRUST CLASS     140   $ 16.92     $          2,373
                                                                     -----------                                    ----------------
                                                                     $   114,889                                    $        114,889


        If the reorganization is approved, shareholders invested in the Equity Funds - International Fund or Equity Trust - International Trust
           will become shareholders of the Fund Class or Trust Class
                      of International Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MANHATTAN PORTFOLIO                                    MANHATTAN FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- MANHATTAN ASSETS        118    $ 14.54   $     1,717  ASSET CLASS     118   $ 14.54     $          1,717
             EQUITY FUNDS- MANHATTAN FUND        46,894    $ 12.07   $   565,960  FUND CLASS   46,894   $ 12.07     $        565,960
             EQUITY TRUST- MANHATTAN TRUST        3,014    $ 15.02   $    45,284  TRUST CLASS   3,014   $ 15.02     $         45,284
                                                                     -----------                                    ----------------
                                                                     $   612,961                                    $        612,961


                                                                  3


If the reorganization is approved, shareholders invested in the Equity Assets -
  Manhattan Assets, Equity Funds - Manhattan Fund or Equity Trust - Manhattan
        Trust will become shareholders of the Asset Class, Fund Class or Trust Class of Manhattan Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF FEBRUARY 29, 2000                                       PRO FORMA AS OF FEBRUARY 29, 2000 (UNAUDITED)
             FUNDS INVESTING IN MILLENNIUM PORTFOLIO                                   MILLENNIUM FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- MILLENNIUM ASSETS         5    $ 12.49   $       66   ASSET CLASS       5   $ 12.49     $             66
             EQUITY FUNDS- MILLENNIUM FUND        7,932    $ 41.46   $  328,902   FUND CLASS    7,932   $ 41.46     $        328,902
             EQUITY TRUST- MILLENNIUM TRUST         420    $ 39.28   $   16,515   TRUST CLASS     420   $ 39.28     $         16,515
                                                                     -----------                                    ----------------
                                                                     $  345,483                                     $        345,483


     If the reorganization is approved, shareholders invested in the Equity
  Assets - Millennium Assets, Equity Funds - Millennium Fund or Equity Trust -
    Millennium Trust will become shareholders of the Asset Class, Fund Class or Trust Class of Millennium Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN PARTNERS PORTFOLIO                                     PARTNERS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- PARTNERS ASSETS       3,967    $ 15.74   $    62,432  ASSET CLASS   3,967   $ 15.74     $         62,432
             EQUITY FUNDS- PARTNERS FUND        108,043    $ 26.42   $ 2,854,358  FUND CLASS  108,043   $ 26.42     $      2,854,358
             EQUITY TRUST- PARTNERS TRUST        45,432    $ 18.71   $   850,108  TRUST CLASS  45,432   $ 18.71     $        850,108
                                                                     -----------                                    ----------------
                                                                     $ 3,766,898                                    $      3,766,898


                                                                  4

     If the reorganization is approved, shareholders invested in the Equity
    Assets - Partners Assets, Equity Funds - Partners Fund or Equity Trust -
        Partners Trust will become shareholders of the Asset Class, Fund
              Class or Trust Class of Partners Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN REGENCY PORTFOLIO                                      REGENCY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY FUNDS- REGENCY FUND             809    $  9.82   $     7,943  FUND CLASS      809   $  9.82     $          7,943
             EQUITY TRUST- REGENCY TRUST             37    $  9.76   $       357  TRUST CLASS      37   $  9.76     $            357
                                                                     ----------                                     ----------------
                                                                     $    8,300                                     $          8,300


  If the reorganization is approved, shareholders invested in the Equity Funds
   - Regency Fund or Equity Trust - Regency Trust will become shareholders of the Fund Class or Trust Class of Regency Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN SOCIALLY RESPONSIVE PORTFOLIO                          SOCIALLY RESPONSIVE FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- SOCIALLY
              RESPONSIVE ASSETS                      11    $  9.85   $       109   ASSET CLASS      11  $  9.85     $            109
             EQUITY FUNDS- SOCIALLY
              RESPONSIVE FUND                     5,575    $ 21.33   $   118,900   FUND CLASS    5,575  $ 21.33     $       118,900
             EQUITY TRUST- SOCIALLY
              RESPONSIVE TRUST                    1,755    $ 14.41   $    25,295   TRUST CLASS   1,755  $ 14.41     $        25,295
                                                                     -----------                                     ---------------
                                                                     $   144,304                                    $       144,304


If the reorganization is approved, shareholders invested in the Equity Assets -
 Socially Responsive Assets, Equity Funds - Socially Responsive Fund or Equity
 Trust - Socially Responsive Trust will become shareholders of the Asset Class,
      Fund Class or Trust Class of Socially Responsive Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             EXISTING AS OF JUNE 30, 2000                                              PRO FORMA AS OF JUNE 30, 2000 (UNAUDITED)
             FUNDS INVESTING IN TECHNOLOGY PORTFOLIO                                   TECHNOLOGY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV      CLASS NET ASSETS
             EQUITY FUNDS- TECHNOLOGY FUND        1,509    $ 10.64   $    16,051  FUND CLASS    1,509   $ 10.64    $          16,051
             EQUITY TRUST- TECHNOLOGY TRUST         200    $ 10.63   $     2,128  TRUST CLASS     200   $ 10.63    $           2,128
                                                                     -----------                                   -----------------
                                                                     $    18,179                                   $          18,179


                                                                  5

 If the reorganization is approved, shareholders invested in the Equity Funds -
  Technology Fund or Equity Trust - Technology Trust will become shareholders of the Fund Class or Trust Class of Technology Fund, respectively.

Most of the following tables are as of October 31, 1999, the date of the latest audited fiscal period, except for Institutional Cash. Because Institutional
       Cash started operations after October 31, 1999 its capitalization table is as of June 30, 2000.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN CASH RESERVES PORTFOLIO                                CASH RESERVES

                                                  SHARES     NAV      NET ASSETS                  SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- CASH RESERVES      1,104,191    $  1.00  $  1,104,165 FUND CLASS    1,104,191  $  1.00   $      1,104,165


  If the reorganization is approved, shareholders invested in the Income Funds
  - Cash Reserves will become shareholders of the Fund Class of Cash Reserves.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

              AS REPORTED AS OF OCTOBER 31, 1999                                       PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GOVERNMENT MONEY PORTFOLIO                             GOVERNMENT MONEY FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- GOVERNMENT MONEY FUND 653,377   $  1.00  $    653,377 FUND CLASS      653,377  $  1.00   $        653,377


     If the reorganization is approved, shareholders invested in the Income
         Funds - Government Money Fund will become shareholders of the
                      Fund Class of Government Money Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

              AS REPORTED AS OF OCTOBER 31, 1999                                       PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN HIGH YIELD BOND PORTFOLIO                              HIGH YIELD BOND FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- HIGH YIELD BOND FUND    2,744   $  8.68  $     23,806 FUND CLASS        2,744  $  8.68   $         23,806


        If the reorganization is approved, shareholders invested in the
      Income Funds - High Yield Bond Fund will become shareholders of the
                      Fund Class of High Yield Bond Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             EXISTING AS OF JUNE 30, 2000                                              PRO FORMA AS OF JUNE 30, 2000 (UNAUDITED)
             FUNDS INVESTING IN INSTITUTIONAL CASH PORTFOLIO                           INSTITUTIONAL CASH FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME TRUST- INSTITUTIONAL CASH
              TRUST                              325,133   $  1.00  $    325,133 TRUST CLASS     325,133  $  1.00   $        325,133

  If the reorganization is approved, shareholders invested in the Income Trust
   - Institutional Cash Trust will become shareholders of the Trust Class of
                            Institutional Cash Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN LIMITED MATURITY BOND PORTFOLIO                        LIMITED MATURITY BOND FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- LIMTIED MATURITY
              BOND FUND                           23,872   $  9.51  $    227,041 FUND CLASS       23,872  $  9.51   $        227,041
             INCOME TRUST- LIMITED MATURITY
              BOND TRUST                           4,584   $  9.06  $     41,549 TRUST CLASS       4,584  $  9.06   $         41,549
                                                                    ------------                                    ----------------
                                                                    $    268,590                                    $        268,590


                                                                  1

  If the reorganization is approved, shareholders invested in the Income Funds
   - Limited Maturity Bond Fund or Income Trust - Limited Maturity Bond Trust will become shareholders of the Fund Class or Trust Class of Limited
                       Maturity Bond Fund, respectively.

                                                                       CAPITALIZATION TABLE (UNAUDITED)
                                                                (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MUNICIPAL MONEY PORTFOLIO                              MUNICIPAL MONEY FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- MUNICIPAL MONEY FUND  293,846   $  1.00  $    293,774 FUND CLASS      293,846  $  1.00   $        293,774


 If the reorganization is approved, shareholders invested in the Income Funds -
       Municipal Money Fund will become shareholders of the Fund Class of
                              Municipal Money Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MUNICIPAL SECURITIES PORTFOLIO                         MUNICIPAL SECURITIES TRUST
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- MUNICIPAL SECURITIES
              TRUST                                3,244   $ 10.78  $     34,957 FUND CLASS        3,244  $ 10.78   $        34,957


  If the reorganization is approved, shareholders invested in the Income Funds
   - Municipal Securities Trust will become shareholders of the Fund Class of
                           Municipal Securities Trust.

Purchases and Redemptions
-------------------------


     As explained above, in the Reorganization, shareholders of the funds will receive shares of classes of the new Portfolios. After the Reorganization, shareholders of the funds will be able to purchase and redeem shares in the Portfolios in substantially the same manner and subject to substantially the same conditions as shares in the funds are presently purchased and redeemed. This information is set forth in each fund's current prospectus and statement of additional information. In the case of NB Technology Fund, NB Technology Trust, NB International Fund and NB International Trust, each of which has a 2.00% redemption fee on shares sold within 180 days of purchase, calculation of the 180-day holding period will not be affected by the Reorganization.


Dividends, Distributions and Taxes
----------------------------------


     After the Reorganization, the Portfolios will declare and pay dividends and calculate and make distributions of net capital gains, if any, in a manner identical to that of the funds and set forth in the funds' current prospectuses and statements of additional information. Because the accounting treatment of unrealized capital gain is different in master-feeder funds than it is in multiple-class funds, some shareholders may receive different taxable capital gain distributions than they otherwise would have if the Reorganization were not taking place. It is impossible to predict whether any of this gain will actually be realized in the future, the amount of it, or the date on which it will be realized (if at all). Accordingly, the effect on shareholders would be highly speculative.


     Like the funds, each of Equity Funds and Income Funds has elected to qualify its respective Portfolios as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends that each Portfolio will remain so qualified. After the Reorganization, each Portfolio will be entitled to the same benefits and subject to the same tax regulations as the funds immediately prior to the Reorganization.

Portfolio Transactions and Brokerage
------------------------------------

     NBMI will execute the portfolio transactions and allocate the brokerage business of the Portfolios of Equity Funds and Income Funds subject to the policies established by the Boards of Trustees of Equity Funds and Income Funds, which are substantially identical to those in effect with respect to the master funds immediately prior to the Reorganization.

Shareholders' Rights
--------------------

     The rights of shareholders of the Portfolios will be identical in all material respects to those of shareholders of the funds, with a few exceptions. As was the case before the Reorganization, shareholders of the Portfolios will vote on a per Portfolio basis on those matters that affect only particular Portfolios. In addition, on those matters affecting only a particular class, only shareholders of that class will vote. On all other matters, shareholders of Equity Funds will vote in the aggregate, and shareholders of Income Funds will likewise vote in the aggregate. Because the Reorganization will increase the size of the Portfolios, the voting power of individual shareholders will be diluted with respect to matters on which shareholders of Equity Funds and Income Funds vote in the aggregate or vote on a per series basis rather than on an individual class basis. However, the same "dilution" could occur through growth in the size of your fund, which would bring in additional shareholders. Furthermore, matters currently requiring a vote of master fund investors, such as approval of changes in advisory fees, already require that each feeder fund solicit the votes of its shareholders.

Risk Factors
------------


     The Portfolios will have investment objectives, policies and restrictions that are identical to those of the funds and the corresponding master funds, except that (1) the Portfolios will invest their assets directly rather than through the master funds, (2) the shareholders of Equity Funds and Income Funds are currently being asked to approve a change in fundamental investment policies regarding diversification identical to that contained in Proposal 2 of this Combined Proxy Statement and Prospectus, and (3) the shareholders of Cash Reserves and Government Money Fund are currently being asked to approve a change in their investment policies as described in Proposals 6 and 7. In addition, the Portfolios will be administered in every material respect in a substantially identical manner to the funds. Consequently, the risks associated with investing in the Portfolios will be virtually identical to those associated with investing in the funds.


Further Information about the Portfolios and the Funds
------------------------------------------------------


     Further information about the funds is contained in their current prospectuses and statements of additional information, which are incorporated into this Combined Proxy Statement and Prospectus by reference. If you are being asked to vote on this Proposal 4, copy of Equity Funds' prospectus and Income Funds' prospectus accompanies this document. Each of Equity Trust, Equity Assets and Equity Series will also provide its most recent annual report to shareholders with respect to the funds for the fiscal year ended August 31, 1999, and its semiannual report to shareholders for the six months ended February 29, 2000, upon request. Income Trust will also provide its most recent annual report to shareholders for the fiscal year ended October 31, 1999, and its semiannual report to shareholders for the six months ended April 30, 2000, upon request. These documents are available without charge by writing the Neuberger Berman Funds at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or calling at 800-877-9700.


     The funds are subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and are required by those Acts to file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. They may also be viewed on the Internet at [WWW.SEC.GOV]. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, Washington D.C. 20549.

APPROVAL OF THE BOARD OF TRUSTEES

     At a Board meeting held on June 6, 2000, the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets, Equity Series, Income Funds and Income Trust approved the Reorganization Plan and determined that the proposed Reorganization was in the best interests of the shareholders of each series of the funds and will not result in dilution of the financial interests of the shareholders of any series of the funds. After considering the relevant factors, the Boards of Trustees of the funds, including the Trustees who are not "interested persons" of the funds, as that term is defined in the 1940 Act (the "Independent Trustees"), voted to approve and voted to recommend that shareholders of each fund approve the Reorganization Plan. In making this determination, the Boards considered the following factors, among others:


     1. the potential cash savings that may be achieved by reorganizing the master-feeder structure into a single-level, multi-class structure through the elimination of duplicate expenses;


     2. the expected administrative benefits resulting from the simplified structure;

     3. the proposal from NBMI to manage each fund's assets for the same investment management fee currently charged to the fund;

     4. the tax-free nature of the reorganization;

     5. the potential for greater investor interest in funds organized in the more common and familiar multi-class structure;

     6. the greater likelihood of asset growth that potentially may result from a more familiar structure and the greater economies of scale that can be achieved from such asset growth, including without limitation lower management fees that can be reached at certain asset level breakpoints;

     7. the terms and conditions of the Reorganization Plan; and

     8. alternative options to the Reorganization.


      In considering the Reorganization Plan and proposed Reorganization, the Boards determined that the multi-class structure would eliminate the cost and complexity of maintaining the master-feeder structure. There are certain duplicate expenses associated with maintaining the master-feeder structure, which requires maintaining separate investment companies for the master fund and for each feeder fund. Among others, these include the legal and administrative costs of maintaining separate SEC registrations for the master fund and each feeder fund, and of producing separate reports to the SEC and to shareholders for each feeder fund and each master fund on a semi-annual basis, state qualification fees associated with these separate entities, franchise fees, separate audit fees, and the other legal and administrative costs of maintaining the separate entities. Of course, the Boards recognized that any net savings are difficult to predict accurately.

      The Boards believe that the Reorganization may result in lower expense ratios for the funds. This lower expense ratio has the potential to attract new investors and thus increase the opportunity for further asset growth. This potential asset growth may enable fund shareholders to obtain economies of scale by spreading certain expenses over a larger asset base, and may assist a fund in reaching its asset breakpoint in the rate of the investment management fee payable to NBMI. There can be no assurance, however, that such asset growth, economies of scale and lower expense ratios will be realized. The Board recognized that any cost savings would accrue to the benefit of NBMI as well, through its voluntary and contractual agreements with the funds to limit the funds' total annual operating expenses.


     The Boards also believe that the Reorganization may improve the marketability of the funds, because investors apparently understand the multi-class structure better than they do the master-feeder structure. The Boards considered that any improved marketability would benefit both NBMI (by virtue of certain fees determined as a percentage of net assets) and existing shareholders (by virtue of economies of scale).


CLOSING DATE

     If shareholders approve the Reorganization Plan with respect to a fund, it is currently intended that the Reorganization of the Equity Funds will take place at the close of business on or about December 15, 2000, and the Reorganization of the Income Funds will take place at the close of business on or about February 15, 2001. On or about the date for your fund, you will receive a prospectus for Equity Funds and/or Income Funds, containing information about the relevant class of shares.

     The Board of Trustees of two combining funds by mutual agreement can terminate the Reorganization of those funds at or before the closing date, even if shareholders have approved the Reorganization. In addition, the Reorganization of certain funds is contingent on the receipt of certain regulatory assurances from the SEC. These funds have asked for such relief, but there is no guarantee that the SEC will grant it.


REORGANIZATION EXPENSES

     Each entity participating in the Reorganization (i.e., Equity Funds, Equity Trust, Equity Assets, Equity Series, Income Funds, Income Trust and each of their series) will bear its own expenses. The expenses borne by each Trust will be allocated among its series on the basis of their relative net assets.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION IN PROPOSAL 4.

VOTE REQUIRED

     Approval of the Reorganization Plan with respect to a fund requires the affirmative vote of either (1) a majority of the outstanding shares of that fund, or (2) at least 67 percent of the shares present in person or by proxy at a meeting at which more than 50% of the shares are present.

     If the shareholders of one or more funds do not approve the Reorganization Plan, or the Reorganization is not completed for any other reason, then the Board of Trustees of the relevant fund will determine what additional steps may be appropriate. The Trust Instrument governing the funds permits the Board to reorganize a fund into a series of another investment company if the Board determines that continued operation of that series is no longer viable. If some funds vote to reorganize and others do not, the Board may determine, based on the facts as they then exist, that the remaining funds are no longer viable as separate entities.

                  PROPOSAL 5. APPROVAL OF THE DISTRIBUTION AND
                            SHAREHOLDER SERVICES PLAN
          (NEUBERGER BERMAN GENESIS, GUARDIAN AND PARTNERS TRUST ONLY)

     The Board of Trustees of Neuberger Berman Equity Trust has approved, and unanimously recommends that the shareholders of Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust and Neuberger Berman Partners Trust approve, the Distribution and Shareholder Services Plan. The Trustees of Equity Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) and who do not have any direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), approved the Distribution and Shareholder Services Plan with respect to each fund's shares at a meeting held on April 28, 1999, and determined at their meeting of June 6, 2000, to resubmit the Plan to shareholders.

     The Distribution and Shareholder Services Plan provides for the payment of compensation for shareholder servicing activities, including but not limited to:
(a) responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and (b) dealing with communications and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead, telephone, and other communication expenses. (See Section 3.B. of the proposed Plan).

     The Distribution and Shareholder Services Plan also permits payment of compensation for distribution-related activities, including but not limited to compensation for (a) the distribution of shares; (b) overhead, telephone, and communication expenses; (c) the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and
(d) the preparation and distribution of sales literature and advertising materials. (See Section 3.A. of the proposed Plan)


     NBMI currently provides distribution services to Genesis Trust, Guardian Trust, and Partners Trust. Assuming approval of the Distribution and Shareholder Services Plan by Genesis Trust, Guardian Trust and Partners Trust, each fund would pay a new fee at an annual rate of 0.10% of its average daily net assets to NBMI. NBMI expects to pay most or all of this fee to pension administrators, broker-dealers and other financial institutions that make fund shares available to investors and/or provide services to the funds and their shareholders. To the extent NBMI does not pay the entire 0.10% to these entities, NBMI will retain the remainder. The payment over a short interval may be more or less than NBMI has expended for shareholder services and distribution during that interval. Over the longer term, however, neither NBMI nor the Board expects the 0.10% fee to cover NBMI's costs of shareholder servicing and distribution.

     The funds would not be obligated under the Distribution and Shareholder Services Plan to compensate NBMI for expenses incurred in excess of the authorized distribution fee, even if, as expected, the expenses incurred by it for servicing or distributing the funds' shares exceed the fee payable under the Plan. The fee paid to a financial institution may be based on the level of services it provides. If NBMI does not have to pay the entire amount to institutions, the remaining portion would represent compensation to NBMI for new or existing distribution and shareholder servicing expenses.


     The Distribution and Shareholder Services Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to the Trust's Board of Trustees for review at least quarterly. In addition, the Plan provides that it may not be amended to materially increase the costs that a fund may bear pursuant to it without approval of the fund's shareholders. Other material amendments to the Plan must be approved by the vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Shareholder Services Plan is terminable with respect to a fund at any time by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the fund. The Distribution and Shareholder Services Plan would be adopted pursuant to Rule 12b-1 under the 1940 Act. In accordance with this Rule, the selection and nomination of the Trustees who are not interested persons of Equity Trust is committed to the discretion of the then current Trustees who are not interested persons of Equity Trust. (All of the Neuberger Berman Funds follow this nominating policy already.)

     A comparison of the current expense ratio and the proposed expense ratio (after giving effect to the Distribution and Shareholder Services Plan) with respect to each fund is shown in the tables under "Impact of the Proposal" below.


      This description of the Distribution and Shareholder Services Plan is qualified in its entirety by reference to the Plan itself, a form of which is attached as Appendix B to this proxy statement. If approved by shareholders, the Distribution and Shareholder Services Plan will become effective in December 2000 for one year, and will remain in effect from year to year thereafter, subject to annual continuation by the Board of Trustees.


     IMPACT OF THE PROPOSAL. If the Proposal is approved, each fund would incur distribution fees at an annual rate of 0.10% of average daily net assets, in addition to the fees and expenses currently applicable. Under its existing administration and shareholder services agreement with NBMI, each fund currently pays a fee at an annual rate of 0.40% of average daily net assets. Of this amount, NBMI pays at least 0.25% to pension administrators, broker-dealers and other financial institutions that provide services to the funds and their shareholders, and retains the rest for administration and accounting services provided by NBMI. The following tables compare the management fees, distribution fees, other expenses, and total fund operating expenses that shareholders of each fund would bear under the existing structure with the fees and expenses each shareholder would bear if they approve the Distribution and Shareholder Services Plan.


     Each fund currently has an arrangement whereby NBMI reimburses certain of the fund's expenses so that the fund's total annual operating expenses are not more than 0.10% above those of a certain other Neuberger Berman fund that invests in the same portfolio of securities ("Sister Fund"). If the Distribution and Shareholder Services Plan is adopted, each fund's total annual operating expenses will be limited to no more than 0.20% above those of its Sister Fund. These expense limitation arrangements can be terminated upon 60 days' notice to a fund.


     If shareholders approve both the Plan of Reorganization (Proposal 4) and the implementation of the Distribution and Shareholder Services Plan, then shareholders of each fund will be holders of the Trust Class shares that are subject to the Distribution and Shareholder Services Plan. For example, if Genesis Trust shareholders approve both Proposals, they will become holders of Trust Class shares of Neuberger Berman Genesis Fund that are subject to the Distribution and Shareholder Services Plan. If the funds do not approve Proposal 4, then each fund will continue to operate with a master-feeder structure (so long as it is viable), and each fund that has approved the Distribution and Services Plan will be subject to it.


                                           NEUBERGER BERMAN GENESIS TRUST


CURRENT                                                         PROPOSED
-------                                                         --------
FEE TABLE                                                       FEE TABLE
Shareholder fees                                  None          Shareholder fees                            None

Annual operating expenses (% of average net                     Annual operating expenses (% of average
assets)*                                                        net assets)*

These are deducted from fund assets, so you                     These are deducted from fund assets, so
pay them indirectly.                                            you pay them indirectly.

        Management fees                           1.12                  Management fees                     1.12

Plus:   Distribution (12b-1) fees                 None          PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.11                  Other expenses                      0.11
                                                ----------                                                --------
Equals: Total annual operating expenses           1.23          EQUALS: TOTAL ANNUAL OPERATING EXPENSES     1.33

*   Neuberger  Berman   Management   reimburses   certain        *   Neuberger   Berman   Management    reimburses
    expenses  of  the  fund  so  that  its  total  annual            certain  expenses  of the  fund so  that  its
    operating  expenses  are not more  than  0.10%  above            total annual operating  expenses are not more
    those of another  Neuberger  Berman fund that invests            than 0.20% above  those of another  Neuberger
    in the same portfolio of securities. This arrangement            Berman   fund  that   invests   in  the  same
    does   not   cover   interest,    taxes,    brokerage            portfolio  of  securities.  This  arrangement
    commissions,  and extraordinary expenses.  Under this            does not  cover  interest,  taxes,  brokerage
    arrangement,  which NB Management  can terminate upon            commissions,   and  extraordinary   expenses.
    60 days' notice to the fund,  total annual  operating            Under this  arrangement,  which NB Management
    expenses  of the  fund  last  year  would  have  been            can  terminate  upon 60 days'  notice  to the
    limited to 1.27% of the fund's  average  net  assets.            fund, total annual operating  expenses of the
    The  figures  in the table  are based on last  year's            fund last year  would  have been  limited  to
    expenses.  Actual expenses this year may be higher or            1.37% of the fund's  average net assets.  The
    lower.  The table includes costs paid by the fund and            figures in the table are based on last year's
    its share of master portfolio costs.                             expenses.  Actual  expenses  this year may be
                                                                     higher or lower.  The  table  includes  costs
                                                                     paid by the  fund  and its  share  of  master
                                                                     portfolio costs.



EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance and  expenses may be higher or
                                                                    lower.



                        1        3         5       10                              1        3        5         10
                        Year    Years     Years    Years                           Year    Years    Years     Years

Expenses                $125     $390     $676     $1489            Expenses       $135    $421     $729      $1,601

                                           NEUBERGER BERMAN GUARDIAN TRUST

CURRENT                                                         PROPOSED
-------                                                         --------
FEE TABLE                                                       FEE TABLE
Shareholder fees                                  None          Shareholder fees                            None

Annual operating expenses (% of average net                     Annual operating expenses (% of average
assets)*                                                        net assets)*

These are deducted from fund assets, so you                     These are deducted from fund assets, so
pay them indirectly.                                            you pay them indirectly.

        Management fees                           0.84                  Management fees                     0.84

Plus:   Distribution (12b-1) fees                 None          PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.04                  Other expenses                      0.04
                                                ----------                                                  -------
Equals: Total annual operating expenses           0.88          EQUALS: TOTAL ANNUAL OPERATING EXPENSES     0.98

*   Neuberger  Berman   Management   reimburses   certain       *    Neuberger   Berman   Management    reimburses
    expenses  of  the  fund  so  that  its  total  annual            certain  expenses  of the  fund so  that  its
    operating  expenses  are not more  than  0.10%  above            total annual operating  expenses are not more
    those of another  Neuberger  Berman fund that invests            than 0.20% above  those of another  Neuberger
    in the same portfolio of securities. This arrangement            Berman   fund  that   invests   in  the  same
    does   not   cover   interest,    taxes,    brokerage            portfolio  of  securities.  This  arrangement
    commissions,  and extraordinary  expense.  Under this            does not  cover  interest,  taxes,  brokerage
    arrangement,  which NB Management  can terminate upon            commissions,   and  extraordinary   expenses.
    60 days' notice to the fund,  total annual  operating            Under this  arrangement,  which NB Management
    expenses  of the  fund  last  year  would  have  been            can  terminate  upon 60 days'  notice  to the
    limited to .92% of the fund's average net assets. The            fund, total annual operating  expenses of the
    figures  in  the  table  are  based  on  last  year's            fund last year  would  have been  limited  to
    expenses.  Actual expenses this year may be higher or            1.02% of the fund's  average net assets.  The
    lower.  The table includes costs paid by the fund and            figures in the table are based on last year's
    its share of master portfolio costs.                             expenses.  Actual  expenses  this year may be
                                                                     higher or lower.  The  table  includes  costs
                                                                     paid by the  fund  and its  share  of  master
                                                                     portfolio costs.

EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance   and  expenses  may  be higher or
                                                                    lower.



                         1        3         5       10                             1        3        5         10
                        Year    Years     Years    Years                           Year    Years    Years     Years
Expenses                $90      $281     $488     $1084            Expenses       $100    $312     $542      $1,201

                                           NEUBERGER BERMAN PARTNERS TRUST


CURRENT                                                       PROPOSED
-------                                                       --------
FEE TABLE                                                     FEE TABLE
Shareholder fees                                  None        Shareholder fees                              None

Annual operating expenses (% of average net                   Annual operating expenses (% of average net
assets)*                                                      assets)*

These are deducted from fund assets, so you                   These are deducted from fund assets, so you
pay them indirectly.                                          pay them indirectly.

        Management fees                           0.85                Management fees                       0.85

Plus:   Distribution (12b-1) fees                 None        PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.06                Other expenses                        0.06
                                                ---------                                                   -------
Equals: Total annual operating expenses           0.91        EQUALS: TOTAL ANNUAL OPERATING EXPENSES       1.01

*   Neuberger  Berman   Management   reimburses   certain     *       Neuberger   Berman   Management    reimburses
    expenses  of  the  fund  so  that  its  total  annual             certain  expenses  of the  fund so  that  its
    operating  expenses  are not more  than  0.10%  above             total annual operating  expenses are not more
    those of another  Neuberger  Berman fund that invests             than 0.20% above  those of another  Neuberger
    in the same portfolio of securities. This arrangement             Berman   fund  that   invests   in  the  same
    does   not   cover   interest,    taxes,    brokerage             portfolio  of  securities.  This  arrangement
    commissions,  and extraordinary expenses.  Under this             does not  cover  interest,  taxes,  brokerage
    arrangement,  which NB Management  can terminate upon             commissions,   and  extraordinary   expenses.
    60 days' notice to the fund,  total annual  operating             Under this  arrangement,  which NB Management
    expenses  of the  fund  last  year  would  have  been             can  terminate  upon 60 days'  notice  to the
    limited to .92% of the fund's average net assets. The             fund, total annual operating  expenses of the
    figures  in  the  table  are  based  on  last  year's             fund last year  would  have been  limited  to
    expenses.  Actual expenses this year may be higher or             1.02% of the fund's  average net assets.  The
    lower.  The table includes costs paid by the fund and             figures in the table are based on last year's
    its share of master portfolio costs.                              expenses.  Actual  expenses  this year may be
                                                                      higher or lower.  The  table  includes  costs
                                                                      paid by the  fund  and its  share  of  master
                                                                      portfolio costs.


EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance   and  expenses  may  be higher or
                                                                    lower.


                         1        3         5       10                           1        3        5        10
                        Year    Years     Years    Years                        Year    Years    Years    Years
Expenses                $93      $290     $504     $1120            Expenses       $103    $322     $558     $1236

     REASONS FOR THE PROPOSAL. NBMI has recommended Proposal 5 to the Board of Trustees in light of the expenses associated with providing shareholder servicing and distribution services to the funds. NBMI believes that the distribution and shareholder servicing fee proposed for the funds is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the funds.

     NBMI believes that the compensation practices that prevail among the entities that make the funds available to investors justify adopting the Distribution and Shareholder Services Plan. The funds rely exclusively on third-party service providers such as pension plan administrators, fund "supermarkets," banks and broker-dealers to make fund shares available to investors. These third-party service providers generally hold shares in omnibus accounts and provide shareholder services, including sub-accounting, shareholder assistance, transaction processing and settlements, shareholder account statement preparation and distribution, confirmation preparation and distribution, payment of fund distributions, prospectus delivery, and account-level tax reporting. Many of these third-party service providers have asked the funds for additional fees to cover their increasing costs, including those resulting from the increased use of sophisticated technology to support shareholder servicing. As a result, the funds face increasing costs and must pay these fees to maintain an effective servicing program that meets shareholders' expectations for a high level of service and up-to-date technology.

     NBMI believes that adopting the Distribution and Shareholder Services Plan is a prudent alternative to raising the fees under the funds' existing administration agreement. SEC rules prohibit a fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the funds' third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," recent SEC pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for share distribution. If the Plan is adopted, the fees paid would be available for distribution-related expenses as well as shareholder servicing.

     Many of the funds' competitors have distribution plans, which they use to compensate third-party service providers for making fund shares available to their clients and/or for providing services to investors. NBMI believes it will be difficult to maintain a relationship with these third-party service providers unless they are provided with additional compensation to offset the increased costs of making the funds available to their clients and maintaining the clients' assets in the funds. Certain third-party service providers that are registered broker-dealers may use money provided under the Distribution and Shareholder Services Plan to pay individual sales representatives.


     NBMI believes that the fees under the Distribution and Shareholder Services Plan will help the funds maintain an effective program to make their shares available to investors, which is necessary for the funds to maintain a sufficient size to spread their fixed costs over a substantial asset base.

     CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. Before approving the Distribution and Shareholder Services Plan, the funds' Trustees were provided with detailed information relating to it. They considered carefully the factors described above and consulted with independent counsel.

     The Trustees of Equity Trust considered, among other factors: (a) the circumstances that would make adoption of the Distribution and Shareholder Services Plan appropriate and the causes of such circumstances; (b) the way in which the Distribution and Shareholder Services Plan would address these circumstances; and (c) the amounts of the expenses under the Distribution and Shareholder Services Plan in relation to the overall cost structure of the funds.

     Taking the above factors into account, the Board of Trustees determined that approval of the Distribution and Shareholder Services Plan was appropriate for three principal reasons.

     First, because the third-party service providers who require increased fees are some of the funds' largest holders, the Trustees believe the funds must meet the demand for higher fees to maintain the funds' viability. The Trustees believe that maintenance of strong shareholder servicing and marketing efforts are of critical importance in the highly competitive mutual fund industry. To remain competitive, the funds need to meet the demands of changing technology and of rising shareholder service expectations. In light of recent SEC pronouncements, the Trustees believe that adopting the Distribution and Shareholder Services Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.


     Second, the Board determined that the servicing and/or distribution fees under the Distribution and Shareholder Services Plan would be attractive to fund supermarkets and others that make the funds' shares available, resulting in greater growth of the funds or maintenance of fund assets at higher levels than might otherwise be the case. The Trustees recognized that if the funds experience growth as a result of increased shareholder subscriptions (sales of new shares), they will have greater access to cash for new purchases of securities, thereby making the funds easier to manage and maintaining their viability. The Trustees also recognized that an increase in each fund's asset size may result in certain economies of scale. These economies of scale would be shared by investors in the funds, both because fixed expenses would be spread over a larger asset base and because the management fees that the funds pay under their management contracts include breakpoints of declining percentages based on greater asset size.


     Third, the Trustees gave particular attention to the fact that to the extent the increase is not offset by economies of scale, the net result of the Distribution and Shareholder Services Plan will be to increase the operating expenses of each fund and, therefore, its expense ratio. The Trustees weighed this increase in expenses in their deliberations and determined that the payments under the Plan are reasonable, because the amount of the fee is closely tied to the actual or projected increases in the fees charged by many service providers.

     The Trustees also considered the extent to which the retention of assets and additional sales of fund shares would be likely to increase the amount of compensation paid by the funds to NBMI, because such fees are calculated as a percentage of each fund's assets and thus will increase if net assets increase.

The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Distribution and Shareholder Services Plan is implemented.


     Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fees payable under the Distribution and Shareholder Services Plan were reasonable in view of both the services to be provided, directly or indirectly, by NBMI and others, and the anticipated benefits of the Distribution and Shareholder Services Plan. The Trustees, including all of the Independent Trustees, determined that implementing the Distribution and Shareholder Services Plan would have a reasonable likelihood of benefiting each fund and its shareholders and would be in the best interests of each fund and its shareholders.

     Accordingly, the Trustees, including all of the Independent Trustees, voted to approve the Distribution and Shareholder Services Plan, as set forth above, and to recommend that each fund's shareholders vote FOR the Proposal.

REQUIRED VOTE


     Approval of Proposal 5 with respect to each fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     The Distribution and Shareholder Services Plan will become effective with respect to a fund whose shareholders approve it as described above, even if shareholders of the other funds do not approve the Plan.


     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN IN PROPOSAL 5.

             PROPOSAL 6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION (SHAREHOLDERS OF CASH RESERVES ONLY)

     The Board of Trustees of Income Funds is proposing a change to a fundamental investment restriction of Neuberger Berman Cash Reserves. The proposed change would require Cash Reserves normally to invest at least 25% of its assets in the financial services group of industries. The law requires that a change to any investment policy that a fund deems "fundamental" must be approved by shareholders. Accordingly, the Board is asking you to consider this change.

     Cash Reserves' current policy prohibits the fund from "concentrating" (that is, investing 25% or more of its assets) in securities of issuers having their principal business activities in the same industry or group of industries. This restriction does not apply to (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) investments in CDs or bankers' acceptances issued by domestic branches of U.S. banks. As mentioned above, the proposed change would require Cash Reserves normally to invest at least 25% of its assets in the financial services group of industries. Obligations of issuers in the financial services industries include, but are not limited to, those of domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field. The flexibility the fund previously had to concentrate or not concentrate in certain obligations of domestic banks would be deleted as no longer necessary.

     The Board believes changing this fundamental restriction would provide the fund with greater flexibility for future contingencies. The fund's investment manager believes that this change is desirable because an increasing number of instruments suitable for investment by money market funds are either issued or guaranteed by companies in the financial services industries. In addition, this change would conform the industry concentration policy of Cash Reserves to that of another money market fund in the Neuberger Berman fund family.


     Because Cash Reserves, under the new policy, would normally concentrate more than 25% of its total assets in the financial services industries, it will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and a decline in general economic conditions. Also, with financial services reform legislation, there is likely to be consolidation among entities in these industries, resulting in increased competitive pressures. The bank instruments in which Cash Reserves invests typically are not covered by deposit insurance. As amended by the language in bold, the limitation would read as follows:


     INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, EXCEPT THAT THE FUND NORMALLY WILL INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE OBLIGATIONS OF ISSUERS HAVING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE FINANCIAL SERVICES INDUSTRIES OR REPURCHASE AGREEMENTS ON SUCH OBLIGATIONS. This limitation does not apply to purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

REQUIRED VOTE

     Approval of Proposal 6 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 6 is approved, such approval would be deemed a change of policy for the fund, plus authority for the fund to cast its vote in favor of an identical change to policies of the master fund in which it invests.

     If the change contemplated by Proposal 6 is not approved by shareholders of the fund, the existing fundamental restriction of the fund will continue in effect.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION IN PROPOSAL 6.

             PROPOSAL 7. MODIFICATION OF FUNDAMENTAL RESTRICTIONS OF
                     NEUBERGER BERMAN GOVERNMENT MONEY FUND
                  (SHAREHOLDERS OF GOVERNMENT MONEY FUND ONLY)


     The Board of Trustees of Income Funds has approved several changes to the fundamental investment limitations of Neuberger Berman Government Money Fund. The law requires that a change to any investment policy that a fund deems "fundamental" must be approved by shareholders. Accordingly, the Board is asking you to consider these changes.


     The Board believes the proposed changes would provide the fund with greater investment flexibility, while at the same time preserving the fund's objective of maximum safety and liquidity with the highest available current income. The Board believes that conforming the fund's fundamental restrictions to other similar Neuberger Berman funds will enhance management's ability to manage the fund's assets efficiently and effectively in changing regulatory and investment environments.

A. MODIFYING THE FUNDAMENTAL RESTRICTION LIMITING GOVERNMENT MONEY FUND TO SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT

     As a fundamental policy, Government Money Fund currently may not invest in any security that is not backed by the full faith and credit of the U.S. Government. The proposed change to this policy would allow the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

     U.S. Government agencies and instrumentalities issue many securities that are not backed by the full faith and credit of the U.S. Government, but are backed by the issuing agency or instrumentality. Some of these are backed by the right of the issuing entity to borrow from the U.S. Treasury, others by the discretionary authority of the Treasury to loan money, and still others only by the creditworthiness of the issuing entity.

     Investment in this broader array of U.S. Government securities offers the potential for greater income, but carries with it a greater degree of risk. The market prices of U.S. Government securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates. However, the investment manager believes that, as the federal debt continues to shrink, the fund should have greater flexibility to access this broader array of government securities. The investment manager will continue to evaluate each security purchased for the fund and, in accordance with SEC rules governing money market funds, must determine that it presents a minimal credit risk to the fund.

B.   REMOVING THE FUNDAMENTAL PROHIBITION ON REPURCHASE AGREEMENTS

     As a fundamental policy, Government Money Fund may not invest in repurchase agreements. The proposed change would allow the fund to invest in repurchase agreements collateralized by the same types of securities in which it can invest (although the securities used as collateral may have a longer maturity than the securities in which the fund normally invests).

     The proposed change would allow the fund to use repurchase agreements in an effort to earn more income. In a repurchase agreement, the fund would purchase securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the fund at a higher price on a designated future date, usually less than a week from the purchase date. The difference between the purchase and sale prices is keyed to current interest rates, and repurchase agreements are treated under the securities laws as a form of lending. These agreements allow a fund to make profitable use of cash amounts that are either too small to invest otherwise or have come into the fund too late in the day to invest directly in government securities, or to get the latest (and therefore highest) rates when rates are rising.

     While costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults, repurchase agreements are generally considered to be a very secure form of lending. When a repurchase agreement is properly collateralized by government securities, the SEC permits money market funds, such as the Government Money Fund, to treat them as investments in government securities, rather than as investments in the bank or broker-dealer that is acting as counter-party.

C.   MODIFYING THE BORROWING POLICY TO PERMIT REVERSE REPURCHASE AGREEMENTS

     Currently, the fundamental borrowing policy of the Government Money Fund permits borrowing only from banks and only for temporary or emergency purposes. The proposed change would amend this policy to read as follows:

     The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, AND (II) ENTER INTO REVERSE REPURCHASE AGREEMENTS FOR ANY purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). IN ADDITION TO THE FOREGOING, THE FUND MAY BORROW FROM ANY PERSON FOR TEMPORARY PURPOSES IN AN AMOUNT NOT EXCEEDING 5% OF THE FUND'S TOTAL ASSETS AT THE TIME THE LOAN IS MADE.

     The principal purpose of the proposed change is to permit the fund to use reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing very common among institutional investors such as mutual funds. In a reverse repurchase agreement, the fund would sell portfolio securities subject to an agreement to repurchase the securities at a later date and for a fixed price. The difference between the purchase and sale prices generally reflects a market rate of interest.

     The investment manager for Government Money Fund may want to use reverse repurchase agreements to borrow money for investment purposes, as a means of earning additional income. Reverse repurchase agreements may be viewed as a form of leverage. Leverage creates an opportunity for increased total return but, at the same time, carries certain risks. For example, leverage will tend to amplify changes in the fund's net asset value. In addition, leverage from borrowing creates interest expenses for the fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay, the fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the fund's shareholders as dividends will be reduced. There is also a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the fund.

     As a non-fundamental policy, the fund will not enter into reverse repurchase agreements if securities lending transactions and reverse repurchase agreements would exceed, in the aggregate, 33-1/3% of its total assets. Additionally, it is the investment manager's current intention not to use the proceeds of reverse repurchase agreements to invest in any securities with maturities beyond the end of the term of the reverse repurchase agreement. This practice is a way of limiting the risk of leverage.

D.   MODIFYING THE FUNDAMENTAL RESTRICTION TO PERMIT SECURITIES LENDING

     Currently, the fund is prohibited from making loans of its portfolio securities. The proposed change would amend the existing fundamental restriction on lending to read as follows:

     LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however, that in accordance with its investment objective, policies, and limitations, the Fund can (i) purchase debt securities and (ii) engage in repurchase agreements.


     The proposed change would provide the fund with another means of earning income through the lending of its portfolio securities. In recent years, this practice has become more widespread among mutual funds, including money market funds.

     Any loan of portfolio securities would be subject to certain special limitations and requirements established by the SEC staff to minimize the risk to registered investment companies. These special requirements provide that borrowers must continuously secure their obligations to return securities on loan from the fund by depositing collateral in a form determined by the fund's Trustees to be satisfactory. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. As a non-fundamental policy, the fund will not lend securities if securities lending transactions and reverse repurchase agreements would exceed, in the aggregate, 33-1/3% of its total assets. There is a risk that a borrower will be unable or unwilling to return borrowed securities when asked, which could result in delays and losses to the fund.


REQUIRED VOTE


     SHAREHOLDERS OF NEUBERGER BERMAN GOVERNMENT MONEY FUND MUST VOTE ON EACH OF THE CHANGES DESCRIBED IN ITEMS A-D OF PROPOSAL 7. Approval of each of the changes contemplated by Proposal 7 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.


     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 7 regarding fundamental restrictions and policies is approved, such approval would be deemed a change of policy for the fund, plus authority for that fund to cast its vote in favor of an identical change to policies of the master fund in which it invests.

     IF SHAREHOLDERS DO NOT APPROVE ONE OR MORE OF THE CHANGES DESCRIBED IN ITEMS A - D OF PROPOSAL 7, THEN THE FUND'S EXISTING POLICY WILL REMAIN IN EFFECT AS TO THAT PARTICULAR ITEM. EACH SEPARATE CHANGE DESCRIBED IN ITEMS A -D THAT IS APPROVED BY SHAREHOLDERS WILL BECOME EFFECTIVE WITH RESPECT TO THE FUND, EVEN IF OTHER CHANGES ARE NOT APPROVED.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ITEMS A - D OF PROPOSAL 7.

                                OTHER INFORMATION


     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the funds' principal underwriter and administrator and as investment manager to the master funds. NBMI manages the master funds in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $54.4 billion in total assets (as of June 30, 2000) and continue an asset management history that began in 1939.


     OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust at 605 Third Avenue, New York, New York 10158, such that they will be received by the Trust a reasonable period of time prior to any such meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trusts at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of fund shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                                       By Order of the Board of Trustees


                                       --------------------------------------
                                       Claudia A. Brandon
                                       Secretary
                                       Neuberger Berman Equity Funds
                                       Neuberger Berman Equity Trust
                                       Neuberger Berman Equity Assets
                                       Neuberger Berman Equity Series
                                       Neuberger Berman Income Funds
                                       Neuberger Berman Income Trust

                                   APPENDIX A

                                     FORM OF
              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of ________, 2000, between Neuberger Berman Equity Funds ("Equity Funds"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Agreement ("Schedule A") (each, an "Acquiring Fund"), and Neuberger Berman Equity Trust ("Equity Trust"), on behalf of each series thereof listed on Schedule A (each, a "Target"). (Each Acquiring Fund and Target is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Equity Funds and Equity Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Equity Funds on behalf of each Acquiring Fund and by Equity Trust on behalf of each Target.

      The Investment Companies, each of which is a Delaware business trust, wish to effect eleven separate reorganizations, each described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). Each reorganization will involve the transfer of a Target's assets to the Acquiring Fund listed on Schedule A opposite its name (each, a "corresponding Acquiring Fund") in exchange solely for voting shares of beneficial interest in that Acquiring Fund and that Acquiring Fund's assumption of that Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in that Target in exchange therefor, all on the terms and conditions set forth herein. (All such transactions involving each Target and its corresponding Acquiring Fund are referred to herein as a "Reorganization.") For convenience, the balance of this Agreement will refer only to a single Reorganization, one Target, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization.

     Each Target has a single class of shares ("Target Shares"). Acquiring Fund's shares are divided into multiple classes, including Trust Class shares. Only Acquiring Fund's Trust Class shares ("Acquiring Fund Shares"), which are substantially similar to the Target Shares, are involved in the Reorganization.

     In consideration of the mutual promises contained herein, the parties agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION
     --------------------------------------

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

     (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

     (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities"). These transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.


     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Equity Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares , including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.


     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Equity Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.   VALUATION
     ---------

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Management Inc.

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' principal office on or about [____ _], 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading shall have been fully resumed and that reporting shall have been restored.

     3.2. Equity Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Equity Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.


     3.3. Equity Trust shall deliver to Equity Funds at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Equity Trust's Secretary or an Assistant Secretary thereof. Equity Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Equity Funds shall issue and deliver a confirmation to Equity Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Equity Trust that those Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books.


     3.4. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) bills of sale, checks, assignments, stock certificates, receipts, and other documents the other Investment Company or its counsel reasonably requests.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     4.1.     Equity Trust represents and warrants as follows:

              4.1.1. Equity Trust is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

              4.1.2. Equity Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and that registration will be in full force and effect at the Effective Time;

              4.1.3. Target is a duly established and designated series of Equity Trust;

              4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

              4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Amended and Restated Trust Instrument ("Trust Instrument") or By-Laws of Equity Trust or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Equity Funds;

              4.1.7. Except as otherwise disclosed in writing to and accepted by Equity Funds, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

              4.1.8. Except as otherwise disclosed in writing to and accepted by Equity Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Equity Trust's knowledge) threatened against Equity Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Equity Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Equity Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

              4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Equity Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Equity Funds on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

              4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
         (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Equity Funds for use therein;

              4.1.13. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Equity Trust's financial statements referred to in paragraph 4.1.18 and liabilities incurred by Target in the ordinary course of its business subsequent to [_______ __, 2000], or otherwise previously disclosed to Equity Funds, none of which has been materially adverse to the business, assets, or results of Target's operations;

              4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

              4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

              4.1.16. During the five-year period ending on the Closing Date, neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations without regard to section 1.368-1(e)(3)(i)(A) thereof) to Target will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by the 1940 Act, or (b) made distributions with respect to Target Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code and
         (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to those distributions) of the proprietary interest in Target on the Closing Date;

              4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [_____ __, ____], have been timely filed and all taxes payable pursuant to those returns have been timely paid; and

              4.1.18. Equity Trust's financial statements for the year ended [_____ __, ____], [AND FOR THE SIX MONTHS ENDED _____ __, 2000,] to be
         delivered to Equity Funds, fairly represent Target's financial position as of that [EACH SUCH] date and the results of its operations and changes in its net assets for the year [PERIOD] then ended.

         4.2. Equity Funds represents and warrants as follows:

              4.2.1. Equity Funds is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

              4.2.2. Equity Funds is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time;

              4.2.3. Acquiring Fund is a duly established and designated series of Equity Funds;

              4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

              4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

              4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or By-Laws of Equity Funds or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Equity Trust;


              4.2.8. Except as otherwise disclosed in writing to and accepted by Equity Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Equity Fund's knowledge) threatened against Equity Funds with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Equity Funds knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Equity Fund's board of trustees (together with Equity Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;


              4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Equity Funds, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

              4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
         (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Equity Trust for use therein;

              4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

              4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

              4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

              4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

              4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

              4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [_____ __, ____], have been timely filed and all taxes payable pursuant to such returns have been timely paid; and


              4.2.18. Equity Fund's financial statements for the year ended [_____ __, ____], [AND FOR THE SIX MONTHS ENDED _____ __, 2000,] to be
         delivered to Equity Trust, fairly represent Acquiring Fund's financial position as of that [EACH SUCH] date and the results of its operations and changes in its net assets for the year [PERIOD] then ended.


4.3.      Each Investment Company represents and warrants as follows:

              4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor; 4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

              4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

              4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

              4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

              4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation, any amounts Target used to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

              4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by that Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

              4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

              4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

5.        COVENANTS

          5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of its investments until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during that period without Acquiring Fund's prior consent.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Equity Funds in obtaining information Equity Funds reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Equity Funds at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) the other Fund's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with Equity Trust's Trust Instrument and By-Laws and applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Equity Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

              6.4.1. Acquiring Fund is a duly established series of Equity Funds, a business trust duly organized and validly existing under the laws of the State of Delaware with power under its Trust Instrument to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

              6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Equity Funds on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Equity Trust on behalf of Target, is a valid and legally binding obligation of Equity Funds with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

              6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Equity Fund's Trust Instrument or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Equity Funds (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Equity Funds (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in that opinion or as previously disclosed in writing to and accepted by Equity Trust;


              6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Equity Funds (on behalf of Acquiring Fund) of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

              6.4.6. Equity Funds is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend that registration; and

              6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Equity Funds (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Equity Funds (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Equity Trust.

In rendering the foregoing opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit that opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5. Equity Funds shall have received an opinion of Counsel substantially to the effect that:

              6.5.1. Target is a duly established series of Equity Trust, a business trust duly organized and validly existing under the laws of the State of Delaware with power under its Trust Instrument to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

              6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Equity Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Equity Funds on behalf of Acquiring Fund, is a valid and legally binding obligation of Equity Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Equity Trust's Trust Instrument or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Equity Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Equity Trust (with respect to Target) is a party or by which it is bound, except as set forth in that opinion or as previously disclosed in writing to and accepted by Equity Funds;

               6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Equity Trust (on behalf of Target) of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

               6.5.5. Equity Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend that registration; and

               6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Equity Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Equity Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Equity Funds.

In rendering the foregoing opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations made to it, or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

              6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

              6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

              6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

              6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

              6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.   BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Each Fund will bear its own Reorganization expenses.

8.   ENTIRE AGREEMENT; NO SURVIVAL
     -----------------------------

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.   TERMINATION OF AGREEMENT
     ------------------------

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 2000; or

     9.2. With respect to any funds, by the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10.  AMENDMENT
     ---------

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.  MISCELLANEOUS
     -------------

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. Each Investment Company acknowledges that the other is a business trust organized in series form. This Agreement is executed by Equity Funds on behalf of Acquiring Fund, and by Equity Trust on behalf of Target, and by their respective trustees and/or officers in their capacities as such, and not individually. Each Investment Company's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against (a) in the case of Equity Funds, the assets and property of Acquiring Fund and no other series thereof and (b) in the case of Equity Trust, the assets and property of Target and no other series thereof. A trustee of one Investment Company shall not be personally liable hereunder to the other Investment Company or its trustees or shareholders for any act, omission, or obligation of the former Investment Company or any other trustee thereof. Each Investment Company agrees that, in asserting any rights or claims under this Agreement on behalf of its Fund, it shall look only to the other Fund's assets and property in settlement of those rights and claims and not to those trustees, officers, or shareholders.

     11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST: NEUBERGER BERMAN EQUITY FUNDS, on behalf of each of its series listed on Schedule A




-----------------------------         By:_____________________________________
Secretary                                   __________________
                                            Vice President

ATTEST: NEUBERGER BERMAN EQUITY TRUST, on behalf of each of its series listed on Schedule A




-----------------------------         By:_____________________________________
Secretary                                   __________________
                                            Vice President


                                   SCHEDULE A

                   TARGETS                                       ACQUIRING FUNDS
        (All Series of Equity Trust)                      (All Series of Equity Funds)
----------------------------------------------      ------------------------------------------

Neuberger Berman Century Trust                      Neuberger Berman Century Fund
Neuberger Berman Focus Trust                        Neuberger Berman Focus Fund
Neuberger Berman Genesis Trust                      Neuberger Berman Genesis Fund
Neuberger Berman Guardian Trust                     Neuberger Berman Guardian Fund
Neuberger Berman International Trust                Neuberger Berman International Fund
Neuberger Berman Manhattan Trust                    Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Trust                   Neuberger Berman Millennium Fund
Neuberger Berman Partners Trust                     Neuberger Berman Partners Fund
Neuberger Berman Regency Trust                      Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive Trust          Neuberger Berman Socially Responsive Fund
Neuberger Berman Technology Trust                   Neuberger Berman Technology Fund



                                   APPENDIX B

                                     FORM OF
                          NEUBERGER BERMAN EQUITY TRUST
                           PLAN PURSUANT TO RULE 12B-1

        WHEREAS, Neuberger Berman Equity Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and intends to offer for public sale shares of beneficial interest in several series (each series a "Fund");

        WHEREAS, the Trust desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Trustees has determined that there is a reasonable likelihood that adoption of said plan will benefit the Funds and their shareholders; and

        WHEREAS, the Trust has employed Neuberger Berman Management Inc. ("NBMI") as principal underwriter of the shares of the Trust;

        NOW, THEREFORE, the Trust hereby adopts this Plan Pursuant to Rule 12b-1 ("Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

        1.     This Plan applies to the Funds listed on Schedule A.

        2. A. Each Fund shall pay to NBMI, as compensation for selling Fund shares or for providing services to Fund shareholders, a fee at the rate specified for that Fund on Schedule A, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

               B. The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules ("Rule 2830") of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830.

        3. A. As principal underwriter of the Trust's shares, NBMI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Funds, including, but not limited to, compensation to employees of NBMI; compensation to NBMI and other broker-dealers that engage in or support the distribution of shares; expenses of NBMI and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

               B. NBMI may spend such amounts as it deems appropriate on the administration and servicing of shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performances, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

        4. This Plan shall take effect on December 1, 2000 and shall continue in effect with respect to each Fund for successive periods of one year from its execution for so long as such continuance is specifically approved with respect to such Fund at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

        5. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        6. This Plan may be terminated with respect to a Fund at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund.

        7. This Plan may not be amended to increase materially the amount of fees to be paid by any Fund hereunder unless such amendment is approved by a vote of at least a majority of the outstanding securities (as defined in the 1940 Act) of that Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 4 hereof for annual approval.

        8. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.

        9. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

        IN WITNESS WHEREOF, the Trust has executed this Plan Pursuant to Rule 12b-1 as of the day and year set forth below.



Date: ___________________________           NEUBERGER BERMAN EQUITY TRUST




Attest:                                     By:________________________________
                                            Name:
                                            Title:



By:   ___________________________




Agreed and assented to:

NEUBERGER BERMAN MANAGEMENT INC.



By:______________________________
Name:
Title:

                          NEUBERGER BERMAN EQUITY TRUST
                           PLAN PURSUANT TO RULE 12b-1
                                   SCHEDULE A

        The series of Neuberger Berman Equity Trust subject to the Plan Pursuant to 12b-1, and the applicable fee rates, are:

                                                    Fee (as a Percentage of
               Series                              Average Daily Net Assets
               ------                              ------------------------

Neuberger Berman Century Trust                            0.10%

Neuberger Berman Focus Trust                              0.10%

Neuberger Berman Genesis Trust                            0.10%

Neuberger Berman Guardian Trust                           0.10%

Neuberger Berman Millennium Trust                         0.10%

Neuberger Berman Partners Trust                           0.10%

Neuberger Berman Socially Responsive Trust                0.10%

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES

                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                October 31, 2000

This proxy is being solicited on behalf of the Boards of Trustees of Neuberger Berman Equity Funds, Equity Trust, Equity Assets and Equity Series ("The Equity Trusts") and relates to the proposals on behalf of the Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive and Technology series of The Equity Trusts (each a "Fund"). This proxy is also being solicited on behalf of the Boards of Trustees of Neuberger Berman Income Funds and Income Trust ("The Income Trusts") and relates to the proposals on behalf of the Cash Reserves, Government Money, High Yield Bond, Institutional Cash, Limited Maturity Bond, Municipal Money and Municipal Securities series of The Income Trusts (each a "Fund"). The undersigned hereby appoints as proxies Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Funds at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals set forth in this proxy statement relating to the Fund and discretionary power to vote upon such other business as may properly come before the Meeting.

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
        IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE
         THIS PROXY CARDAND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

***Control Number: 999 999 999 999 99***      Please fold and detach card at
                                              perforation before mailing

              Please vote by checking the appropriate boxes below.


Vote On Proposals                                      FOR all nominees       WITHHOLD
                                                        listed (except      authority to
                                                       as market to the     vote for all
                                                       contrary at left)      nominees
                                                            _                    _
1.      To elect the nominees specified below as           |_|                  |_|
        Trustees to serve on the Board of Trustees
        until their successors are duly elected and
        qualified.


        All funds

        (01) John Cannon            (10) John T. Patterson, Jr.

        (02) Faith Colish           (11) John P. Rosenthal

        (03) Walter G. Ehlers       (12) William E. Rulon

        (04) C. Anne Harvey         (13) Cornelius T. Ryan

        (05) Barry Hirsch           (14) Tom Decker Seip

        (06) Michael M. Kassen      (15) Gustave H. Shubert

        (07) Robert A. Kavesh       (16) Candace L. Straight

        (08) Howard A. Mileaf       (17) Peter E. Sundman

        (09) Edward I. O'Brien      (18) Peter P. Trapp


                                                                   FOR      AGAINST     ABSTAIN
                                                                    _          _           _
2.  To approve a change in the fundamental investment              |_|        |_|         |_|
    limitation regarding diversification.

    All funds
                                                                    _          _           _
3.  Ratification of the selection of PricewaterhouseCoopers LLP    |_|        |_|         |_|
    as the Fund's Independent Accountants.

    For Manhattan Millennium and Socially Responsive Fund,
    Trust and Assets and Regency and Technology Fund and
    Trust only
                                                                    _          _           _
    Ratification of the selection of Ernst & Young LLP as the      |_|        |_|         |_|
    Fund's Independent Auditors (for all other funds)
                                                                    _          _           _
4.  To approve an Agreement and Plan of Reorganization.            |_|        |_|         |_|

    Neuberger Berman Century Trust




    Neuberger Berman Focus Trust
    Neuberger Berman Focus Assets
    Neuberger Berman Genesis Trust
    Neuberger Berman Genesis Assets
    Neuberger Berman Genesis Institutional
    Neuberger Berman Guardian Trust
    Neuberger Berman Guardian Assets
    Neuberger Berman Institutional Cash Trust
    Neuberger Berman International Trust
    Neuberger Berman Limited Maturity Bond Trust
    Neuberger Berman Manhattan Trust
    Neuberger Berman Manhattan Assets
    Neuberger Berman Millennium Trust
    Neuberger Berman Millennium Assets
    Neuberger Berman Partners Trust
    Neuberger Berman Partners Assets
    Neuberger Berman Regency Trust
    Neuberger Berman Socially Responsive Trust
    Neuberger Berman Socially Responsive Assets
    Neuberger Berman Technology Trust

                                                                    _          _           _
5.  To approve a distribution and shareholder services plan.       |_|        |_|         |_|

    Neuberger Berman Genesis Trust
    Neuberger Berman Guardian Trust
    Neuberger Berman Partners Trust

                                                                    _          _           _
6.  To  approve  a  change  in  the  fundamental   restriction     |_|        |_|         |_|
    concerning industry concentration.

    Neuberger Berman Cash Reserves

                                                                    _          _           _
7.  A.  To  modify  the   fundamental   restriction   limiting     |_|        |_|         |_|
    investments in U.S. Government securities.
                                                                    _          _           _
    B. To remove the  fundamental  prohibition  on  repurchase     |_|        |_|         |_|
    agreements.
                                                                    _          _           _
    C. To modify the  fundamental  borrowing  policy to permit     |_|        |_|         |_|
    reverse repurchase agreements.
                                                                    _          _           _
    D. To  modify  the  fundamental  restriction  to permit        |_|        |_|         |_|
    securities lending.

    Neuberger Berman Government Money


[NAME AND ADDRESS]


Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

   Date ______________________________, 2000
   __________________________________________________
  |                                                  |
  |                                                  |
  |                                                  |
  |__________________________________________________|

Signature (owner, joint owners, trustee, custodian, etc.)